    As filed with the Securities and Exchange Commission on October 25, 2002


                                                              File No. 333-61761
                                                              File No. 811-08963

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                        Pre-Effective Amendment No. [ ]

                       Post-Effective Amendment No. 6 [X]


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No. 11 [X]


                      TIAA-CREF Life Separate Account VA-1
                           (Exact Name of Registrant)

                        TIAA-CREF Life Insurance Company
                               (Name of Depositor)

                                730 Third Avenue
                            New York, New York 10017
                                 (800) 842-2733
    (Address and Telephone Number of Depositor's Principal Executive Offices)

                                 Lisa Snow, Esq.
                        TIAA-CREF Life Insurance Company
                                730 Third Avenue
                            New York, New York 10017
               (Name and Address of Agent for Service of Process)

                                    Copy to:
                              Steven B. Boehm, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C. 20004-2415

      Approximate Date of Proposed Public Offering:
      As soon as practicable after effectiveness of the Registration Statement.

Title of Securities Being Registered:
      Individual, Deferred Variable Annuity Contracts

It is proposed that this filing will become effective (check appropriate box)

      [ ] immediately upon filing pursuant to paragraph (b)

      [x] on October 28, 2002 pursuant to paragraph (b)

      [ ] 60 days after filing pursuant to paragraph (a)(1)
      [ ] 75 days after filing pursuant to paragraph (a)(2)
      [ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

      [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

PERSONAL ANNUITY SELECT
INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT FUNDED THROUGH
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 OF TIAA-CREF LIFE INSURANCE COMPANY

OCTOBER 28, 2002


This prospectus describes information you should know before investing in the Personal Annuity Select, an individual deferred variable annuity contract offered by TIAA-CREF Life Insurance Company (TIAA-CREF Life) and funded through the TIAA-CREF Life Separate Account VA-1 (the separate account). Before you invest, please read this prospectus carefully, along with the accompanying fund prospectus, and keep it for future reference.

The contract is designed for individual investors who desire to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment of those funds as lifetime income or through other payment options. Whether the contract or certain investment options are available to you is subject to approval by regulatory authorities in your state.


You may allocate premiums to a TIAA-CREF Life fixed account or to the separate account's eight variable investment accounts which invest in the following funds of the TIAA-CREF Life Funds:



  - Growth Equity Fund



  - Growth & Income Fund



  - International Equity Fund



  - Large-Cap Value Fund



  - Small-Cap Equity Fund



  - Stock Index Fund



  - Social Choice Equity Fund



  - Real Estate Securities Fund


As with all variable annuities, your accumulation in the variable component of your contract can increase or decrease, depending on how well the investment account's mutual fund investment performs over time. TIAA-CREF Life doesn't guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.


More information about the separate account and the contract is on file with the Securities and Exchange Commission (SEC) in a "Statement of Additional Information" (SAI) dated October 28, 2002. You can receive a free SAI by writing us at TIAA-CREF Life, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 800 842-2733, extension 5509. The SAI is "incorporated by reference" into the prospectus; that means it's legally part of the prospectus. The SAI's table of contents is on the last page of this prospectus. The SEC maintains a Website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the contract is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

TABLE OF CONTENTS



DEFINITIONS.................................................    3

SUMMARY.....................................................    4

TIAA-CREF LIFE INSURANCE COMPANY AND TIAA...................    9

THE SEPARATE ACCOUNT........................................    9

TIAA-CREF LIFE FUNDS........................................   10

ADDING AND CLOSING ACCOUNTS OR SUBSTITUTING INVESTMENT
 PORTFOLIOS.................................................   11

THE CONTRACT--THE ACCUMULATION PERIOD.......................   12

CHARGES.....................................................   17

THE CONTRACT--THE ANNUITY PERIOD............................   19

DEATH BENEFITS..............................................   23

TIMING OF PAYMENTS..........................................   24

FEDERAL INCOME TAXES........................................   25

CONDENSED FINANCIAL INFORMATION; PERFORMANCE INFORMATION....   27

GENERAL MATTERS.............................................   29

DISTRIBUTING THE CONTRACTS..................................   30

LEGAL PROCEEDINGS...........................................   30

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
 INFORMATION................................................   30


This prospectus outlines the terms of the variable annuity issued by TIAA-CREF Life. It doesn't constitute an offering in any jurisdiction where such an offering can't lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn't rely on it.

   2 PROSPECTUS Personal Annuity Select

DEFINITIONS

Throughout the prospectus, "TIAA-CREF Life," "we," and "our" refer to TIAA-CREF Life Insurance Company. "You" and "your" mean any contractowner or any prospective contractowner.

The terms and phrases below are defined so you'll know precisely how we're using them. To understand some definitions, you may have to refer to other defined terms.

1940 ACT. The Investment Company Act of 1940, as amended.

ACCUMULATION. The total value of your accumulation units.

ACCUMULATION PERIOD. The period that begins with your first premium and continues as long as you still have an amount accumulated in either the separate account or the fixed account.

ACCUMULATION UNIT. A share of participation in the separate account.

ANNUITANT. The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

ANNUITY UNIT. A measure used to calculate the amount of annuity payments due a contractowner.

BENEFICIARY. Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You don't have to name the same beneficiary for both of these two situations.

BUSINESS DAY. Any day the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

CALENDAR DAY. Any day of the year. Calendar days end at the same time as business days.

COMMUTED VALUE. The present value of annuity payments used when an annuity will be paid in a lump sum instead of a series of payments. For the fixed account, the commuted value is the sum of payments less the interest that would have been earned from the effective date of the commuted value calculation to the date each payment would have been made. For any variable investment account, the commuted value is based on interest at an effective annual rate of 4%, calculated using the amounts that would have been paid if periodic payments were to continue and the annuity unit value used for each payment equaled the value as of the effective date of the calculation.

CONTRACT. The fixed and variable components of the individual, flexible premium, deferred annuity described in this prospectus.

CONTRACTOWNER. The person (or persons) who controls all the rights and benefits under a contract.

                                         Personal Annuity Select PROSPECTUS 3

FIXED ACCOUNT. The component of the contract guaranteeing principal plus a specified rate of interest supported by assets in TIAA-CREF Life's general account.

GENERAL ACCOUNT. All of TIAA-CREF Life's assets other than those allocated to the separate account or to any other TIAA-CREF Life separate account.

INCOME CHANGE METHOD. How you choose to have your variable annuity payments revalued. Under the annual income change method, your payments are revalued once each year. Under the monthly income change method, your payments are revalued every month.

INCOME OPTION. Any of the ways you can receive annuity income. It is also referred to as an "annuity option."

INTERNAL REVENUE CODE (IRC). The Internal Revenue Code of 1986, as amended.

PREMIUM. Any amount you invest in the contract.

SECOND ANNUITANT. The natural person whose life is used in determining the annuity payments to be received under a survivor income option.

SEPARATE ACCOUNT. TIAA-CREF Life Separate Account VA-1, which was established by TIAA-CREF Life under New York State law to fund your variable annuity. The separate account holds its assets apart from TIAA-CREF Life's other assets.

SURVIVOR INCOME OPTION. An option that continues lifetime annuity payments as long as either the annuitant or the second annuitant is alive.

TIAA. Teachers Insurance and Annuity Association of America. TIAA-CREF Life is an indirect wholly owned subsidiary of TIAA.

TIAA-CREF LIFE. TIAA-CREF Life Insurance Company.

VALUATION DAY. Any day the NYSE is open for trading, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that aren't business days end at 4 p.m. Eastern Time.

SUMMARY

Read this summary together with the detailed information you'll find in the rest of the prospectus.

WHAT IS THE PERSONAL ANNUITY SELECT?

Personal Annuity Select is an annuity product that allows individual investors to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.
   4 PROSPECTUS Personal Annuity Select

Under the Personal Annuity Select contract, you may allocate your premiums to a TIAA-CREF Life fixed account or to a TIAA-CREF Life separate account, which consists of eight variable investment accounts that invest in underlying mutual funds. As with all variable annuities, your accumulation in the variable component of your contract can increase or decrease, depending on how well the fund underlying the investment account performs over time. TIAA-CREF Life doesn't guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.


The contract accepts only after-tax dollars, which means your premiums can't be excluded from your gross income for tax purposes. However, earnings on your accumulations in the separate account aren't taxed until withdrawn or paid as annuity income.

The contract is available to you provided it has been approved by the insurance department of your state of residence. Approvals are pending in certain jurisdictions.

WHAT EXPENSES MUST I CURRENTLY PAY UNDER THE CONTRACT?

Here's a summary of the direct and indirect expenses you must pay under the contract.

CONTRACTOWNER TRANSACTION EXPENSES
  Sales load imposed on purchases (as a percentage of
     premiums).............................................        None
  Deferred sales load (as a percentage of premiums or
     amount surrendered, as applicable)....................        None
  Premium taxes (as a percentage of premiums, if
     applicable)(1)........................................    1.0-3.5%
  Surrender fees (as a percentage of amount surrendered)...        None
  Exchange fee.............................................        None
ANNUAL CONTRACT EXPENSES...................................        None

SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)

                                             MAXIMUM
                                         CONTRACTUAL             FEE       CURRENT
                                             FEES(2)       WAIVER(2)       FEES(2)
----------------------------------------------------------------------------------
Mortality and expense risk charge....          1.00%           0.90%         0.10%
Administrative expense charge........          0.20%           0.00%         0.20%
Total separate account annual
  charges............................          1.20%           0.90%         0.30%

                                         Personal Annuity Select PROSPECTUS 5

                                                                             TOTAL CURRENT
                                   MANAGEMENT                 TOTAL ANNUAL        SEPARATE
                                  (INVESTMENT                         FUND     ACCOUNT AND
                                    ADVISORY)         OTHER      OPERATING     FUND ANNUAL
                                         FEES   EXPENSES(3)       EXPENSES     EXPENSES(4)
------------------------------------------------------------------------------------------
Growth Equity Fund...............      0.25%           None          0.25%           0.55%
Growth & Income Fund.............      0.23%           None          0.23%           0.53%
International Equity Fund........      0.29%           None          0.29%           0.59%
Large-Cap Value Fund.............      0.24%           None          0.24%           0.54%
Small-Cap Equity Fund............      0.10%           None          0.10%           0.40%
Stock Index Fund.................      0.06%           None          0.06%           0.36%
Real Estate Securities Fund......      0.25%           None          0.25%           0.55%
Social Choice Equity Fund........      0.07%           None          0.07%           0.37%


(1)
  Only applicable in certain states. Where TIAA-CREF Life is required to pay this premium tax, it may deduct the amount of the premium tax paid from any premium payment.
(2)
  TIAA-CREF Life has waived 0.90% of the mortality and expense risk charge, so that total current separate account charges are 0.30%. TIAA-CREF Life will provide at least three months' notice before it raises these charges above 0.30%.
(3)
  Because Advisors is responsible for providing or obtaining at its own expense all services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis, these expenses are included in the management fee.

(4)
  If TIAA-CREF Life and Advisors imposed the full amount of the administrative expense, mortality and expense risk charges, total annual separate account and fund expenses would be 1.45% for the Growth Equity Fund, 1.43% for the Growth & Income Fund, 1.49% for the International Equity Fund, 1.44% for the Large-Cap Value Fund, 1.30% for the Small-Cap Equity Fund, 1.26% for the Stock Index Fund, 1.45% for the Real Estate Securities Fund, and 1.27% for the Social Choice Equity Fund.


Fund expenses are deducted from each underlying fund before TIAA-CREF Life is provided with the fund's daily net asset value. TIAA-CREF Life then deducts separate account charges from the net asset value of the corresponding investment account.


The next two tables give examples of the expenses you'd incur on a hypothetical investment of $1,000 on October 28, 2002 in each of the investment accounts offered under your contract over the periods shown, assuming a hypothetical 5% annual return on assets. The first table assumes that the current fee waivers are in place for each period. The second table assumes that there is no waiver of separate account charges.


   6 PROSPECTUS Personal Annuity Select

WITH FEE WAIVERS


                                    1 YEAR       3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------------------
Growth Equity Account                   $6           $18           $31            $69
-------------------------------------------------------------------------------------
Growth & Income Account                 $5           $17           $30            $66
-------------------------------------------------------------------------------------
International Equity Account            $6           $19           $33            $74
-------------------------------------------------------------------------------------
Large-Cap Value Account                 $4           $12           $20            $46
-------------------------------------------------------------------------------------
Small-Cap Equity Account                $6           $18           $31            $69
-------------------------------------------------------------------------------------
Stock Index Account                     $6           $17           $30            $68
-------------------------------------------------------------------------------------
Real Estate Securities Account          $4           $12           $21            $47
-------------------------------------------------------------------------------------
Social Choice Equity Account            $4           $13           $22            $51
-------------------------------------------------------------------------------------


WITHOUT CERTAIN FEE WAIVERS


                                    1 YEAR       3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------------------
Growth Equity Account                  $15           $46           $79           $174
-------------------------------------------------------------------------------------
Growth & Income Account                $15           $45           $78           $171
-------------------------------------------------------------------------------------
International Equity Account           $15           $47           $81           $178
-------------------------------------------------------------------------------------
Large-Cap Value Account                $15           $46           $79           $172
-------------------------------------------------------------------------------------
Small-Cap Equity Account               $13           $41           $71           $157
-------------------------------------------------------------------------------------
Stock Index Account                    $13           $40           $69           $152
-------------------------------------------------------------------------------------
Real Estate Securities Account         $15           $46           $79           $174
-------------------------------------------------------------------------------------
Social Choice Equity Account           $13           $40           $70           $153
-------------------------------------------------------------------------------------



These tables are provided to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don't represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see "Charges," page 17.


HOW DO I PURCHASE A CONTRACT?


To purchase a contract, you must complete an application and make an initial payment of at least $250, or $25 under an automatic investment plan using Electronic Funds Transfer (EFT). Additional contributions must be at least $25. For details, see "Purchasing a Contract and Remitting Premiums," page 12.


CAN I CANCEL MY CONTRACT?

You can examine the contract and return it to TIAA-CREF Life for a refund, until the end of the "free look" period specified in your contract (which is a minimum of 10 days, but varies by state). In states that permit it, we'll refund the accumulation value calculated on the date that you returned the contract and the refund request to us. (Note that the value of your initial premium may have gone down during the period.) In states that don't allow us to refund accumulation value only, we'll refund the premiums you paid to the contract. We will

                                         Personal Annuity Select PROSPECTUS 7
consider the contract returned on the date it's postmarked and properly addressed with postage pre-paid or, if it's not postmarked, on the day we receive it. We will send you the refund within 7 days after we get written notice of cancellation and the returned contract. If you live in a state that requires refund of premiums, your total of premiums and transfers allocated to the separate account during the "free look" period can't exceed $10,000. For details, see "Purchasing a Contract and Remitting Premiums," page 12.


CAN I TRANSFER AMONG THE INVESTMENT OPTIONS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?


Currently, you can transfer funds from the variable investment accounts to the fixed account and among the variable investment account options as often as you like (except from the International Equity Account, as described below). You may not, however, make more than two transfers from the International Equity Account in any 90-day period. We also will not accept electronic transfers into or out of the International Equity Account between 2:30 p.m. and 4:00 p.m. Eastern Time on business days. All those transfer requests will be rejected. (We may impose further restrictions in the future, or take other steps to discourage market timing.) All transfers must be for at least $250 or your entire account balance. All cash withdrawals must be for at least $1,000 or your entire account balance. For details, see page 15.


CASH WITHDRAWALS MAY BE TAXED AND YOU MAY HAVE TO PAY A TAX PENALTY IF YOU TAKE A CASH WITHDRAWAL BEFORE AGE 59 1/2.

WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

You can choose fixed or variable annuity payments (or any combination of fixed and variable payments) by allocating your accumulation to the fixed account or to one or more of the separate account's variable investment accounts. Annuity payments from the fixed account are guaranteed over the life of the contract. Annuity payments from the separate account's variable investment accounts increase or decrease, depending on how well the funds underlying the investment account perform over time. Your payments will also change depending on the income change method you choose--i.e., whether you choose to have your payments revalued monthly or annually.


The contract offers a variety of annuity options, including: One-Life Annuities, which pay income as long as the annuitant lives or until the end of a specified guaranteed period, whichever is longer; Fixed-Period Annuities, which pay income for a period of between 2 and 30 years; and Two-Life Annuities, which pay income as long as the annuitant lives, then continues at either the same or a reduced level for the life of the second annuitant or until the end of a specified guaranteed period, whichever is greater. For details, see "The Contract--the Annuity Period," page 19.


WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The amount of the death benefit will be the greater of the amounts you've accumulated in

   8 PROSPECTUS Personal Annuity Select
your accounts or the total premiums paid under your contract (less any cash withdrawals). For details, see "Death Benefits," page 23.


TIAA-CREF LIFE INSURANCE COMPANY AND TIAA

The contracts are issued by TIAA-CREF Life Insurance Company, a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA-CREF Life is held by TIAA-CREF Enterprises, Inc., a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). TIAA-CREF Life's headquarters are at 730 Third Avenue, New York, New York 10017-3206.


TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately
2.3 million people, form the principal retirement system for the nation's education and research communities and one of the largest retirement systems in the world, based on assets under management. As of August 31, 2002, TIAA's assets were approximately $133.9 billion; the combined assets for TIAA and CREF totaled approximately $250.6 billion (although neither TIAA nor CREF stands behind TIAA-CREF Life's guarantees).


THE SEPARATE ACCOUNT

On July 27, 1998, TIAA-CREF Life established TIAA-CREF Life Separate Account VA-1 as a separate investment account under New York law. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). As part of TIAA-CREF Life, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA-CREF Life owns the assets of the separate account, and the obligations under the contracts are obligations of TIAA-CREF Life, the separate account's income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA-CREF Life's other income, gains, or losses. Under New York law, we can't charge the separate account with liabilities incurred by any other TIAA-CREF Life separate account or other business activity TIAA-CREF Life may undertake.


The separate account currently has eight subaccounts, or investment accounts, which invest in shares of the funds of the TIAA-CREF Life Funds. The TIAA-CREF Life Funds are described briefly below.


                                         Personal Annuity Select PROSPECTUS 9

TIAA-CREF LIFE FUNDS

GENERAL


TIAA-CREF Life Funds is an open-end management investment company that was organized as a business trust under Delaware law on August 13, 1998. The TIAA-CREF Life Funds currently consists of the following eight investment portfolios but may add other portfolios in the future. The eight investment portfolios are divided into several categories reflecting different investment management techniques. (These investment management techniques are described in the TIAA-CREF Life Funds prospectus accompanying this prospectus.) They are:



Active Equity Funds Using the Dual Investment Management Strategy(SM):



The GROWTH EQUITY FUND seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities that will present the opportunity for growth.



The GROWTH & INCOME FUND seeks a favorable long-term total return through both capital appreciation and investment income primarily from income producing equity securities.



The INTERNATIONAL EQUITY FUND seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.



The LARGE-CAP VALUE FUND seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.



Active Equity Funds Using the Quantitative Management Strategy(SM):



The SMALL-CAP EQUITY FUND seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.



Index Funds:



The STOCK INDEX FUND seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.



Specialty Funds:



The SOCIAL CHOICE EQUITY FUND seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.



The REAL ESTATE SECURITIES FUND seeks a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.


   10PROSPECTUS Personal Annuity Select

FUND PROSPECTUS


The investment objective, techniques and restrictions of the TIAA-CREF Life Funds, including the "Dual Investment Management Strategy" and the "Quantitative Management Strategy," are described fully in its prospectus and SAI. A copy of the prospectus or a profile of that prospectus accompanies this prospectus. The prospectus and SAI of the TIAA-CREF Life Funds may be obtained by writing TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206, by calling 800 842-2733, extension 5509, or by accessing the TIAA-CREF Web Center at www.tiaa-cref.org. You should read the prospectus for the TIAA-CREF Life Funds carefully before investing in the separate account.


INVESTMENT MANAGEMENT

Teachers Advisors, Inc. (Advisors), an indirect subsidiary of TIAA, manages the assets of the TIAA-CREF Life Funds. Advisors also manages the Stock Index Account of the TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds. The same personnel also manages the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser which is also a TIAA subsidiary.

VOTING RIGHTS

The separate account is the legal owner of the shares of the funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds' shareholders. The TIAA-CREF Life Funds doesn't plan to hold annual meetings of shareholders. However, if and when shareholder meetings are held, we will give you the right to instruct us how to vote the shares attributable to your contract. If we don't receive timely instructions, your shares will be voted by TIAA-CREF Life in the same proportion as the voting instructions received on all outstanding contracts. TIAA-CREF Life may vote the shares of the funds in its own right in some cases, if it determines that it may legally do so.

The number of fund shares attributable to you is determined by dividing your interest in the applicable investment account by the net asset value of the underlying fund.

ADDING AND CLOSING ACCOUNTS OR SUBSTITUTING INVESTMENT PORTFOLIOS; ADDING OR DELETING INCOME METHODS

We can add new investment accounts in the future that would invest in other fund portfolios or other funds. We don't guarantee that the separate account, any existing investment account or any investment account added in the future, will always be available. We reserve the right to add or close accounts, substitute one investment portfolio for another with the same or different fees and charges, combine accounts or investment portfolios, or add, delete or stop providing income options from any investment account. We can also stop or start providing income-paying annuities under either the annual or monthly income change method from any current or future investment account. We can also make any changes to the separate account or to the contract required by applicable laws relating to annuities or otherwise. TIAA-CREF Life can make these and some other changes at its discretion, subject to NYID

                                         Personal Annuity Select PROSPECTUS 11
and SEC approval as required. The separate account can (i) operate under the Investment Company Act of 1940 as an investment company, or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA-CREF Life may transfer the separate account assets to another separate account or account of TIAA-CREF Life or another insurance company or transfer the contract to another insurance company.

THE CONTRACT-THE ACCUMULATION PERIOD

The contract is an individual flexible-premium (you can contribute varying amounts) deferred annuity that accepts only after-tax dollars. The rights and benefits under the variable component of the contract are summarized below. However, the descriptions you read here are qualified entirely by the contract itself. We plan on offering the contract in all fifty states, the District of Columbia and the United States Virgin Islands, although currently the contract will not be available to residents in those states where we haven't yet received regulatory approval.

PURCHASING A CONTRACT AND REMITTING PREMIUMS

INITIAL PREMIUMS. We'll issue you a contract as soon as we receive your completed application and your initial premium at our home office. Please send your check, payable to TIAA-CREF Life Insurance Company, along with the application to:

  TIAA-CREF
  P.O. Box 530189
  Atlanta, GA 30353-0189

Initial premiums must be for at least $250. However, you may establish an automatic investment plan using electronic funds transfers with a minimum investment of $25 by completing an authorization form. (The initial payment must be made by check.) We will credit your initial premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we don't have the necessary information within five business days, we'll return your initial premium unless you instruct us otherwise upon being contacted.

ADDITIONAL PREMIUMS. Subsequent premiums must be for at least $25. Send a check, payable to TIAA-CREF Life Insurance Company, along with a personalized payment coupon (supplied upon purchasing a contract) to:

  TIAA-CREF
  Personal Annuity Premiums
  P.O. Box 530195
  Atlanta, GA 30353-0195

If you don't have a coupon, use a separate piece of paper to give us your name, address and contract number. These premiums will be credited as of the business day we receive them, and allocated in the same way as your prior premiums, unless you instruct otherwise.
   12PROSPECTUS Personal Annuity Select

Currently, TIAA-CREF Life will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However, we reserve the right not to accept premiums under this contract after you have been given three months' notice.

ELECTRONIC PAYMENT. You may make initial or subsequent investments by electronic payment. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although ACH is usually less expensive than a federal wire. Here's what you need to do:

1. If you are sending in an initial premium, send us your application;

2. Instruct your bank to wire money to:

   Citibank, N.A.
  ABA Number 021000089
  New York, NY
  Account of : TIAA-CREF Life
  Insurance Company
  Account Number: 4068-4865

3. Specify on the wire:

- Your name, address and Social Security Number(s) or Taxpayer Identification Number

- Indicate if this is for a new application or existing contract (provide contract number if existing)


INTERNET TRANSACTIONS. If your state allows, you may complete and send us an application over the Internet, as long as you transmit your premium by electronic payment. Please visit the TIAA-CREF Web Center at www.tiaa-cref.org and click on the after-tax personal annuities section for more information. Once completed, your transaction cannot be modified or cancelled (other than by exercising your "free look" right).



CERTAIN RESTRICTIONS. You may only open one contract in any calendar year. Except as described below, the contract doesn't restrict how large your premiums are or how often you send them, although we reserve the right to impose restrictions in the future. Currently, your


                                         Personal Annuity Select PROSPECTUS 13
total premiums and transfers to the variable investment accounts during the "free look" period can't exceed $10,000 if you live in any of the following states:


                                                               "FREE LOOK"
JURISDICTION                                                 PERIOD (DAYS)
--------------------------------------------------------------------------
Georgia                                                                 10
Hawaii                                                                  10
Idaho                                                                   20
Iowa                                                                    10
Massachusetts                                                           10
Michigan                                                                10
Missouri                                                                10
Nebraska                                                                10
North Carolina                                                          10
Oklahoma                                                                10
Rhode Island                                                            10
South Carolina                                                          31
Utah                                                                    20
Washington                                                              10
West Virginia                                                           10
Wisconsin                                                               20*
--------------------------------------------------------------------------
* if replacement contract



In addition, total premiums and transfers to the fixed account in any 12-month period could be limited to $300,000. Further, the total amount of premiums we accept from any financial advisory firm may be limited. Call us for more information.



We reserve the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, we may be required to reject a premium payment. We may also be required to block a contractowner's account and refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.


ACCUMULATION UNITS

The premiums you allocate or transfers you make to the variable investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular variable investment account by its accumulation unit value calculated at the close of the business day when we received your premium or completed transfer request. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value for the business day when we receive your completed transaction request and all required information and documents (unless you've chosen a later date).

   14PROSPECTUS Personal Annuity Select

The value of the accumulation units will depend mainly on the investment experience of the underlying investment fund, though the unit value reflects expense deductions from assets by TIAA-CREF Life. We calculate the unit value at the close of each valuation day. We multiply the previous day's unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The net investment factor is decreased by the separate account expense and risk charges.

THE FIXED ACCOUNT

This prospectus provides information mainly about the contract's variable component. Following is a brief description of the fixed account.

You can allocate premiums to the fixed account or transfer from the variable investment accounts to the fixed account at any time. Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA-CREF Life, which support various insurance and annuity obligations. The general account includes all the assets of TIAA-CREF Life, except those in the separate account (i.e., the variable investment accounts) or in any other TIAA-CREF Life separate account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the 1933 Act), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act.

Currently, TIAA-CREF Life guarantees that amounts in the fixed account will earn interest of at least 3 percent per year. At its discretion, TIAA-CREF Life can credit amounts in the fixed account with interest at a higher rate than 3 percent per year.

For details about the fixed account, see your contract.

TRANSFERS


You can transfer some (at least $250 at a time) or all of the amount you accumulate under your contract among the separate account's variable investment accounts and from those accounts to the fixed account. Currently, we don't charge you for transfers or limit the number of transfers you may make from the variable investment accounts to the fixed account or among the variable investment account options (except from the International Equity Account, as described below).



CERTAIN TRANSFER LIMITATIONS



- You may not make more than two transfers from the International Equity Account in any 90-day period. We reserve the right to further limit transfers from any of the investment accounts in the future to as little as one transfer every 90 days.



- We will not accept electronic transfers (i.e., over the Internet, by telephone or by fax) into or out of the International Equity Account between 2:30 p.m. and 4:00 p.m. Eastern Time on business days. All those transfer requests will be rejected. (We will, however, give you


                                         Personal Annuity Select PROSPECTUS 15
   the option of re-submitting the request to be effective on a later business day.) Similarly, any instructions to change or cancel a previously submitted request will be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern Time. If the close of trading on the New York Stock Exchange is earlier than 2:30 p.m., the restrictions on these electronic transactions will begin at the market close.



- Under the contract, transfers or withdrawals from the fixed account to any of the variable investment accounts are limited to once every 180 days. TIAA-CREF Life may defer a transfer from the fixed account for up to six months.


MARKET TIMING


There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to "time" the market. As money is shifted in and out of these accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners, including long-term investors who do not generate the costs. To discourage this market-timing activity, we could, in addition to imposing restrictions on the number of transfers allowed in a given period, among other things, limit a contractowner's ability to make transfers by telephone, fax or over the Internet. We may also stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients.


CASH WITHDRAWALS

You can withdraw some or all of your accumulation in the variable investment accounts. Cash withdrawals must be for at least $1,000 (or your entire accumulation, if less). We reserve the right to cancel any contract where no premiums have been paid to either the separate account or the fixed account for three years and your total amount in the separate account and the fixed account falls below $250. Currently, there's no charge for cash withdrawals.

If you withdraw your entire accumulation in the separate account and the fixed account, we'll cancel your contract and all of our obligations to you under the contract will end.

SYSTEMATIC WITHDRAWALS AND DOLLAR COST AVERAGING


You may set up a program to make cash withdrawals or engage in dollar cost averaging automatically, subject to state regulatory approval. You may do so by specifying that we withdraw or transfer from an account accumulation any fixed number of accumulation units, dollar amount or percentage of accumulation, or, from the fixed account, interest only, until you tell us to stop the transactions or until your accumulation is exhausted. You must have total accumulations of at least $10,000 under your contract to start a program, and the program must be set up so that at least $100 is automatically withdrawn or transferred at a time (other than the "interest only" option). Your withdrawal and transfer transactions cannot begin earlier than seven days after we receive all your required forms, and you may not begin a program during the "free look" period. We reserve the right to suspend the systematic withdrawal and dollar cost averaging programs at any time. Note that systematic withdrawals


   16PROSPECTUS Personal Annuity Select
and dollar cost averaging does not assure or profit or protect against a loss in declining markets.



WITHDRAWALS TO PAY ADVISORY FEES



You can set up a program to have monies withdrawn directly from your contract accumulations to pay your financial advisor. You will be required to complete and return certain forms to effect these cash withdrawals, indicating how you want these monies to be withdrawn. Funds will be withdrawn from each of your accounts on a pro rata basis. THESE PAYMENTS WILL BE TREATED AS CASH WITHDRAWALS FOR TAX PURPOSES. IF YOU ARE UNDER AGE 59 1/2 YOU WILL LIKELY INCUR A 10% FEDERAL TAX PENALTY ON EARNINGS IN ADDITION TO REGULAR INCOME TAX. YOU SHOULD DISCUSS THE POTENTIAL FOR THIS PENALTY WITH A QUALIFIED TAX ADVISOR BEFORE AGREEING TO HAVE ADVISORY FEES DEDUCTED FROM YOUR CONTRACT. Before you set up this program, make sure you understand all the possible tax consequences. We reserve the right to determine which financial advisors are eligible for this type of fee arrangement.


GENERAL CONSIDERATIONS FOR ALL TRANSFERS AND CASH WITHDRAWALS

You can tell us how much you want to transfer or withdraw in dollars, accumulation units, or as a percentage of your accumulation.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a business day will be effective at the close of the next business day. You can also defer the effective date of a transfer or cash withdrawal to a future business day acceptable to us. Transfers to the fixed account begin participating on the day after the business day we receive your transfer request and any required information and documentation.

To request a transfer, write to TIAA-CREF Life's home office, call our Automated Telephone Service at 800 842-2252 (there is an option to speak with a live person, if you wish), or go to the TIAA-CREF Web Center's account access feature at www.tiaa-cref.org. If you make a telephone or Internet transfer at any time other than during a business day, it will be effective at the close of the next business day. We can suspend or terminate your ability to transfer by telephone, fax, or over the Internet at any time for any reason.

TAX ISSUES


Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are taxed at the rates for ordinary income--i.e., they are not treated as capital gains. Withdrawals before age 59 1/2 may subject you to early-distribution taxes as well. For details, see "Federal Income Taxes," page 25.


CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each valuation day from the assets of each variable investment account for various services required to administer the separate account and the contracts and to cover

                                         Personal Annuity Select PROSPECTUS 17
certain insurance risks borne by TIAA-CREF Life. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of 1.20 percent of net assets of each variable investment account annually. TIAA-CREF Life has waived a portion of the mortality and expense risk charges so that current separate account charges are at an annual rate of 0.30 percent of net assets annually. While TIAA-CREF Life reserves the right to increase the separate account charges at any time (up to the 1.20% maximum), we will provide at least three months' notice before any raise.

ADMINISTRATIVE EXPENSE CHARGE. This charge is for administration and operations, such as allocating premiums and administering accumulations. The daily deduction is equivalent to 0.20 percent of net assets annually.

MORTALITY AND EXPENSE RISK CHARGE. TIAA-CREF Life imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current daily deduction is equal to 0.10 percent of net assets annually.

TIAA-CREF Life's mortality risks come from its obligations under the contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity and to pay death benefits before the annuity starting date. TIAA-CREF Life assumes the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected. TIAA-CREF Life also bears a risk in connection with its death benefit guarantee, since a death benefit may be more than the actual amount of an accumulation at the time when it's payable.

TIAA-CREF Life's expense risk is the possibility that TIAA-CREF Life's actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract isn't enough to cover TIAA-CREF Life's costs, TIAA-CREF Life will absorb the deficit. On the other hand, if the charge more than covers costs, TIAA-CREF Life will profit. TIAA-CREF Life will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal distributor of the variable component of the contract.

OTHER CHARGES AND EXPENSES

FUND EXPENSES. Certain deductions and expenses of the underlying funds are paid out of the assets of the TIAA-CREF Life Funds. These expenses include charges for investment advice, portfolio accounting, custody, and similar services provided for the fund. Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each fund, under an

   18PROSPECTUS Personal Annuity Select
investment management agreement between Advisors and the TIAA-CREF Life Funds. The fund fees are as follows:



                                                    ANNUAL FUND EXPENSES
                                                  (AS A PERCENTAGE OF THE
                                                  AVERAGE DAILY NET ASSETS
                                                        OF THE FUND)
--------------------------------------------------------------------------
Growth Equity Fund                                                   0.25%
--------------------------------------------------------------------------
Growth & Income Fund                                                 0.23%
--------------------------------------------------------------------------
International Equity Fund                                            0.29%
--------------------------------------------------------------------------
Large-Cap Value Fund                                                 0.24%
--------------------------------------------------------------------------
Small-Cap Equity Fund                                                0.10%
--------------------------------------------------------------------------
Stock Index Fund                                                     0.06%
--------------------------------------------------------------------------
Real Estate Securities Fund                                          0.25%
--------------------------------------------------------------------------
Social Choice Equity Fund                                            0.07%
--------------------------------------------------------------------------


For more on underlying fund deductions and expenses, read the TIAA-CREF Life Funds prospectus.

NO DEDUCTIONS FROM PREMIUMS. The contract provides for no front-end charges.

PREMIUM TAXES. Currently, residents of several states may be subject to premium taxes on their contract. We normally will deduct any charges for premium taxes from your accumulation when it's applied to provide annuity payments. However, if a jurisdiction requires that premium taxes be paid at other times, such as when premiums are paid or when cash withdrawals are taken, we'll deduct premium taxes then. State premium taxes currently range from 1.00% to 3.50% of premium payments.

THE CONTRACT--THE ANNUITY PERIOD

You can apply your contract accumulations to provide you with annuity payments. You can choose fixed or variable annuity payments (or any combination of fixed and variable payments) by allocating your accumulations to the fixed account or to one or more of the separate account's variable investment accounts. Annuity payments will be based, among other things, on the amount of your accumulation, your choice of income option, and your choice among the fixed and variable payout options. In the case of variable payments, your payments will also be based on the investment returns of the fund(s) underlying the variable account(s) you choose and the income charge method you choose. You may elect to receive monthly, quarterly, semi-annual or annual payments. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that. The total value of annuity payments made to you may be more or less than the total premiums you paid under the contract.

                                         Personal Annuity Select PROSPECTUS 19

WHEN ANNUITY PAYMENTS BEGIN

Generally you pick the date when you want annuity payments to begin when you first apply for a contract. The date you choose can't be later than the annuitant's 90th birthday. You can choose or change this annuity starting date at any time before annuity payments begin. In any case, the annuity starting date will be the first day of a month and can't be earlier than fourteen months after the day your contract is issued. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment.

For payments to begin on the annuity starting date you chose, we must have received all information and documentation necessary for the income option you've picked. If we haven't received all the necessary information, we'll defer the annuity starting date until the first day of the month after the information has reached us, but not beyond the annuitant's 90th birthday. If you haven't picked an income option by then or if we have not otherwise received all the necessary information, we will begin payments under a One-Life Annuity with, if allowed under federal tax law, a ten year guaranteed period. The payments will be made out of the fixed and variable investment accounts to which your accumulations were allocated, in the same proportion as the accumulation.

Technically all benefits are payable at TIAA-CREF Life's home office, but if you instruct us, we'll send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments changes, it's your responsibility to let us know. We can send payments to your residence or most banks abroad.

PAYMENT FROM THE FIXED ACCOUNT

Your payments from the fixed account are based on the value of the accumulation in your contract determined at the end of the last calendar day of the month before the annuity starting date. At the annuity starting date, the dollar amount of each annuity payment resulting from your accumulations is fixed, based upon:


-  the amount of your fixed account accumulation



-  the annuity option you choose



-  the length of the fixed period or guaranteed period, as applicable



-  the frequency of payment you choose



-  the ages of the annuitant and any second annuitant, and



- the current annuity rates, not to be less than those specified in your contract's rate schedule.


   20PROSPECTUS Personal Annuity Select

Payments are not variable--they won't change based on the investment experience of any variable investment account.

PAYMENT FROM THE VARIABLE INVESTMENT ACCOUNTS

Your initial income payments out of the variable investment accounts will be based on:

- the value of your accumulation in an investment account on the last valuation day before the annuity starting date


-  the annuity option you choose



-  the length of the fixed period or guaranteed period, as applicable



-  the frequency of payment you choose



-  the ages of the annuitant and any second annuitant, and



- an assumed annual investment return of 4% and the current mortality basis, not to be less than that set forth in the contract's rate schedule


Subsequent payments will be based on the investment experience of the funds underlying the variable investment accounts relative to the 4% assumed annual investment return, and the income change method you choose. In general, your payments will increase if the performance of the variable investment account (net of expenses) is greater than 4% and decrease if the performance is less than 4%.

You may choose either an annual or monthly income change method for your variable annuity payments. Under the annual income change method, payments from the variable investment accounts will change each May 1, based on the net investment results of the funds underlying the investment account during the prior year (April 1 through March 31). Under the monthly income change method, payments from the variable investment accounts will change every month, based on the net investment results during the previous month. The amount of your next payment will be determined on the 20th day of each month (or, if the 20th is not a business day, the prior business day).

For a full discussion of how we determine the amount of variable annuity payments, see the SAI.

ANNUITY OPTIONS

You have a number of different annuity options. The current options are:


- ONE-LIFE ANNUITIES WITH OR WITHOUT GUARANTEED PERIOD. Pays income as long as the annuitant lives. If you opt for a guaranteed period (10, 15 or 20 years) and you or your annuitant dies before it's over, income payments will continue to your beneficiary until the end of the period. The guaranteed period cannot exceed the annuitant's life expectancy. If you don't opt for a guaranteed period, all payments end at your death--so


                                         Personal Annuity Select PROSPECTUS 21
   that it's possible for you to receive only one payment if you die less than a month after payments start.


- FIXED-PERIOD ANNUITIES. Pays income for a stipulated period of not less than two nor more than thirty years. At the end of the period you've chosen, payments stop. If you die before the period is up, your beneficiary becomes the contractowner. The period you choose cannot exceed the annuitant's life expectancy.



- TWO-LIFE ANNUITIES WITH OR WITHOUT GUARANTEED PERIOD. Pays income to you as long as the annuitant lives, then continues at either the same or a reduced level for the life of the second annuitant, or until the end of the specified guaranteed period, whichever period is longer. The guaranteed period cannot exceed the annuitants' life expectancy. There are three types of two-life annuity options, all available with or without a guaranteed period--Full Benefit While Either the Annuitant or the Second Annuitant is Alive, Two-Thirds Benefit After the Death of Either the Annuitant or the Second Annuitant, and a Half-Benefit After the Death of the Annuitant.


From the variable investment accounts, you or your beneficiary have the right to receive in a lump sum the commuted value of any periodic payments or other amounts remaining due (i) while guaranteed period payments are being made, or
(ii) under a Fixed-Period Annuity.

TRANSFERS DURING THE ANNUITY PERIOD

You will be able to transfer all or part of the future annuity income payable from each investment account one time each calendar quarter to another investment account or to the fixed account. One time a calendar year, you will also be able to transfer the present value of future amounts payable from the fixed account to any of the variable investment accounts (provided they are equity accounts), either in a lump sum limited to 20% of annuity income in any year, or in installment payments over a five year period. Once income has been transferred, subsequent transfers may be made only among those variable investment accounts, but not back to the fixed account.

We'll process your transfer on the business day we receive your request. Alternatively, you can choose to have a transfer take effect at the close of any future business day, or the last calendar day of the current or any future month, even if it's not a business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into or out of the fixed account will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date.

You can switch between the annual and monthly income change methods, and the switch will go into effect on the following March 31.

For more, see the SAI.

   22PROSPECTUS Personal Annuity Select

DEATH BENEFITS

AVAILABILITY; CHOOSING BENEFICIARIES

Death benefits are available if you or the annuitant die during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period. For more information on designating beneficiaries, contact TIAA-CREF Life or your legal advisor.

SPECIAL OPTION FOR SPOUSES

If your spouse is the sole beneficiary when you die, your spouse can choose to become the contractowner and continue the contract, or receive the death benefit. If your spouse does not make a choice within 60 days after we receive proof of death, your spouse will automatically become the contractowner. Your spouse will also become the annuitant if you were the annuitant.

PAYMENT OF DEATH BENEFIT

To authorize payment and pay a death benefit, TIAA-CREF Life must have received all necessary forms and documentation, including proof of death and the selection of the method of payment. Even if we have not received all of the required information, death benefits must begin by the first day of the month following the 60th day after we receive proof of death. If no method of payment has been chosen by that time, we will pay the death benefit as annual payments for a fixed period ending in the twelve-month period before the fifth anniversary of the death. Fixed account accumulations will be used to provide payments from the fixed account and variable investment account accumulations will be used to provide payments from the variable investment accounts initially in the same proportion as each investment account's accumulation to the contract's total investment account accumulation.

AMOUNT OF DEATH BENEFIT

The amount of the death benefit will equal the greater of:

(1) the amount you have accumulated in the variable investment accounts and fixed accounts on the day we authorize payment of the death benefit, or

(2) the total premiums paid under your contract minus any cash withdrawals (or any surrender charges on cash withdrawals).

If (2) is greater than (1), we'll deposit the difference in the fixed account as of the day we authorize payment of the death benefit.

METHODS OF PAYMENT OF DEATH BENEFITS

You can choose in advance the method by which we'll pay death benefits. The level of death benefits received will depend on the method of payment selected. You can block your beneficiaries from changing the method you've chosen or you can leave the choice to them.

                                         Personal Annuity Select PROSPECTUS 23

The method of payment you've chosen can be changed by notifying us in writing, provided death benefits haven't yet started.

TIAA-CREF Life limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. With methods offering periodic payments, benefits are usually monthly, but the death benefit beneficiary can request to receive them quarterly, semiannually, or annually instead. At present, the methods of payment for TIAA-CREF Life death benefits are:


- SINGLE-SUM PAYMENT. The entire death benefit is paid at once. When the beneficiary is an estate, the single-sum method is automatic, and TIAA-CREF Life reserves the right to pay death benefits only as a single sum to any beneficiary that is not a natural person.



- ONE-LIFE ANNUITIES WITH OR WITHOUT GUARANTEED PERIOD. Payable monthly for the life of the death benefit beneficiary or through a specified guaranteed period, whichever is longer. The guaranteed period can't exceed the life expectancy of your beneficiary.



- FIXED-PERIOD ANNUITIES. Payable over two to thirty years, as determined by you or your beneficiary. The payment period can't exceed the life expectancy of your beneficiary.


Single-sum payments must be made within five years of your death. Other methods of payment must begin within one year of your death.

The One-Life Annuities are available only if the death benefit beneficiary is a natural person. We reserve the right to require a change in choice if the chosen method results in payments of less than $100.

The amount of your death benefit payments under a One-Life Annuity or Fixed Period Annuity method is determined in the same way as annuity payments.

If your beneficiary dies while guaranteed or fixed period payments are being made, any periodic payments or other amounts remaining due will be paid to the person named by you or the beneficiary. We may pay the commuted value of these payments in a lump sum unless the beneficiary directs otherwise.

TIMING OF PAYMENTS

Usually we'll make the following kinds of payments from the variable investment accounts within seven calendar days after we've received the information we need to process a request:

1.  Cash withdrawals;

2. Transfers to another variable investment account, the fixed account or another company; and

3.  Death benefits.

   24PROSPECTUS Personal Annuity Select

We can extend the seven-day period only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn't a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners.

FEDERAL INCOME TAXES

The following discussion is based on our understanding of current federal income tax law, and is subject to change. For complete information on your personal tax situation, check with a qualified tax advisor.

TAXATION OF ANNUITIES

The following discussion assumes the contracts qualify as annuity contracts for federal income tax purposes (see the SAI for more information):

IN GENERAL. Internal Revenue Code (IRC) section 72 governs annuity taxation generally. We believe an owner who is a natural person usually won't be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Since transfers among investment accounts under the contract aren't considered distributions, they won't be taxed. Assigning, pledging, or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

The owner of any annuity contract who is not a natural person (such as a trust) generally must include in income any increases in the value of the contract during the taxable year.

The following discussion applies generally to contracts owned by a natural person:

WITHDRAWALS. If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value at the time you withdraw exceeds your investment in the contract. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner's behalf.

If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

ANNUITY PAYMENTS. Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, part of each annuity income payment is treated as recovery of your investment in the contract, and can be excluded from your income. After you recover your investment in the contract, all additional annuity payments are fully taxable.

                                         Personal Annuity Select PROSPECTUS 25

TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they're taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they're taxed as annuity payments.

PENALTY TAX ON SOME WITHDRAWALS. You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1) on or after you reach 59 1/2;

(2) after you die (or after the annuitant dies, if the owner isn't an individual);

(3) after you become disabled; or

(4) that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary.

POSSIBLE TAX CHANGES. Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser regarding legislative developments and their effect on the contract.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

Transferring contract ownership, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that we don't discuss here. If you're thinking about any of those transactions, contact a tax advisor.

WITHHOLDING

Annuity distributions are usually subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. However, recipients can usually choose not to have tax withheld from distributions.

MULTIPLE CONTRACTS

In determining gross income, section 72(e) will treat as one contract all TIAA-CREF Life and TIAA non-qualified deferred annuity contracts issued to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10 percent penalty tax (see above). Consult a tax advisor before buying more than one annuity contract for the purpose of gaining a tax advantage.

POSSIBLE CHARGE FOR TIAA-CREF LIFE'S TAXES


Currently we don't charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes--see page 19), but we reserve the right to charge the


   26PROSPECTUS Personal Annuity Select
separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

TAX ADVICE

What we tell you here about federal and other taxes isn't comprehensive and is for general information only. It doesn't cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax advisor.

CONDENSED FINANCIAL INFORMATION; PERFORMANCE INFORMATION

CONDENSED FINANCIAL INFORMATION


Presented below is condensed financial information for the separate account. The condensed financial information is derived from the separate account financial statements audited by Ernst & Young LLP, independent auditors, for the year ended December 31, 2001. The table shows per accumulation unit data and total returns for the Stock Index, Growth Equity, Growth & Income, International Equity, and Social Choice Equity variable investment accounts of the separate account. No information is presented on the other variable investment accounts since they are new. The data should be read in conjunction with the financial statements and other financial information included in the SAI. It is available without charge upon request.


                                         Personal Annuity Select PROSPECTUS 27

                                                 CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


                                                STOCK INDEX SUB-ACCOUNT                           GROWTH EQUITY SUB-ACCOUNT
                           -----------------------------------------------------------------   -------------------------------
                                                                                                                FOR THE PERIOD
                                                                            DECEMBER 1, 1998                     MARCH 1, 2000
                                  FOR THE YEARS ENDED DECEMBER 31,          (COMMENCEMENT OF   FOR THE YEAR   (COMMENCEMENT OF
                           ----------------------------------------------     OPERATIONS) TO          ENDED     OPERATIONS) TO
                                                                                DECEMBER 31,   DECEMBER 31,       DECEMBER 31,
                                   2001               2000           1999            1998(A)           2001            2000(A)
------------------------------------------------------------------------------------------------------------------------------
PER ACCUMULATION UNIT
 DATA:
 Investment income         $       .229   $           .104   $       .303   $           .052   $       .017   $           .027
 Expenses                          .067               .025           .029               .006           .013               .038
------------------------------------------------------------------------------------------------------------------------------
 Investment income
   (loss)-net                      .162               .079           .274               .046           .004              (.011)
 Net realized and
   unrealized gain (loss)
   on investments                (3.573)            (2.517)         5.183              1.050         (4.392)            (6.012)
------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
   in Accumulation Unit
   Value                         (3.411)            (2.438)         5.457              1.096         (4.388)            (6.023)
 Accumulation Unit Value:
   Beginning of period           29.115             31.553         26.096             25.000         18.977             25.000
------------------------------------------------------------------------------------------------------------------------------
   End of period           $     25.704   $         29.115   $     31.553   $         26.096   $     14.589   $         18.977
==============================================================================================================================
TOTAL RETURN                     (11.72)%            (7.72)%        20.91%              4.39%        (23.12)%           (24.09)%
Ratio to Average Net
 Assets:
 Expenses                          0.30%              0.30%          0.30%              0.02%          0.30%              0.25%
 Investment income-net             0.73%              0.98%          2.74%              0.18%          0.08%              0.18%
Portfolio turnover rate            6.95%              8.87%          0.17%              0.00%         17.43%              7.50%
Thousands of Accumulation
 Units outstanding at end
 of period                        2,667              2,062            723                  4          1,587              1,018



                                   GROWTH & INCOME                INTERNATIONAL EQUITY              SOCIAL CHOICE EQUITY
                                     SUB-ACCOUNT                       SUB-ACCOUNT                       SUB-ACCOUNT
                           -------------------------------   -------------------------------   -------------------------------
                                            FOR THE PERIOD                    FOR THE PERIOD                    FOR THE PERIOD
                                             MARCH 1, 2000                     MARCH 1, 2000                     MARCH 1, 2000
                           FOR THE YEAR   (COMMENCEMENT OF   FOR THE YEAR   (COMMENCEMENT OF   FOR THE YEAR   (COMMENCEMENT OF
                                  ENDED     OPERATIONS) TO          ENDED     OPERATIONS) TO          ENDED     OPERATIONS) TO
                           DECEMBER 31,       DECEMBER 31,   DECEMBER 31,       DECEMBER 31,   DECEMBER 31,       DECEMBER 31,
                                   2001            2000(A)           2001            2000(A)           2001            2000(A)
------------------------------------------------------------------------------------------------------------------------------
PER ACCUMULATION UNIT
 DATA:
 Investment income         $       .176   $           .149   $       .168   $           .089   $       .194   $           .187
 Expenses                          .043               .020           .034               .015           .039               .022
------------------------------------------------------------------------------------------------------------------------------
 Investment income
   (loss)-net                      .133               .129           .134               .074           .155               .165
 Net realized and
   unrealized gain (loss)
   on investments                (3.304)            (1.438)        (4.253)            (7.943)        (3.340)             (.875)
------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
   in Accumulation Unit
   Value                         (3.171)            (1.309)        (4.119)            (7.869)        (3.185)             (.710)
 Accumulation Unit Value:
   Beginning of period           23.691             25.000         17.131             25.000         24.290             25.000
------------------------------------------------------------------------------------------------------------------------------
   End of period           $     20.520   $         23.691   $     13.012   $         17.131   $     21.105   $         24.290
==============================================================================================================================
TOTAL RETURN                     (13.39)%            (5.23)%       (24.04)%           (31.48)%       (13.11)%            (2.84)%
Ratio to Average Net
 Assets:
 Expenses                          0.30%              0.25%          0.30%              0.25%          0.30%              0.25%
 Investment income-net             0.92%              1.63%          1.17%              1.24%          1.17%              1.86%
Portfolio turnover rate           16.20%              3.37%         14.01%              2.95%         10.90%             41.20%
Thousands of Accumulation
 Units outstanding at end
 of period                        1,017                521            669                436            196                 69


(a)
  The percentages shown for this period are not annualized.

   28PROSPECTUS Personal Annuity Select

PERFORMANCE INFORMATION

We may advertise the total return and average annual total return of the separate account. "Total return" means the cumulative percentage increase or decrease in the value of an investment over standard one-, five-, and ten-year periods (and occasionally other periods as well).

"Average annual total return" means the annually compounded rate that would result in the same cumulative total return over the stated period.

All performance figures are based on past investment results. They aren't a guarantee that the separate account will perform equally or similarly in the future. Write, call, or access the TIAA-CREF Web Center for current performance figures for the separate account's investment accounts.

GENERAL MATTERS

TELEPHONE AND INTERNET TRANSACTIONS

You can use our Automated Telephone Service (ATS) or the TIAA-CREF Web Center's account access feature to check your accumulation balances and/or your current allocation percentages, transfer among the variable investment accounts and the fixed account, and/or allocate future premiums to the variable investment accounts or the fixed account. You will be asked to enter your Personal Identification Number (PIN) and Social Security number for both systems. Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made over the ATS and the Internet are electronically recorded.

To use the ATS, you need a touch-tone phone. The toll free number for the ATS is 800 842-2252. To use the Internet, access the TIAA-CREF Web Center at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

CONTACTING TIAA-CREF LIFE

We won't consider any notice, form, request, or payment to have been received by TIAA-CREF Life until it reaches our home office at 730 Third Avenue, New York, New York 10017-3206 or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 800 223-1200.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 800 842-2733, extension 5509, and we will send it to you.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi-annual reports, or

                                         Personal Annuity Select PROSPECTUS 29
any other required documents, to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 800 842-2733, extension 5509, or write us.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report or statement that we send you.

DISTRIBUTING THE CONTRACTS

The contracts are offered continuously by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, Inc. (Services), subsidiaries of TIAA which are both registered with the SEC as broker-dealers and are members of the NASD. TPIS may also enter into selling agreements with third parties to distribute the contracts. TPIS may be considered the "principal underwriter" for interests in the contract. Anyone distributing the contract must be a registered representative of either TPIS or Services or have entered into a selling agreement with TPIS. The main offices of TPIS and Services are at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the contracts.

LEGAL PROCEEDINGS

Neither the separate account, TIAA-CREF Life, TPIS, Services nor Advisors is involved in any legal action that we consider material to the separate account.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                            PAGE IN THE
                                                            STATEMENT OF
                                                             ADDITIONAL
ITEM                                                        INFORMATION
------------------------------------------------------------------------
Variable Annuity Payments.................................           B-2
Tax Status of the Contract................................           B-2
Performance Information...................................           B-3
Statements and Reports....................................           B-4
General Matters...........................................           B-4
State Regulation..........................................           B-4
Legal Matters.............................................           B-4
Experts...................................................           B-4
Additional Considerations.................................           B-4
Additional Information....................................           B-5
Financial Statements......................................           B-5


   30PROSPECTUS Personal Annuity Select

                                  STATEMENT OF
                             ADDITIONAL INFORMATION


                                October 28, 2002



                            PERSONAL ANNUITY SELECT

                          Individual Deferred Variable
                                Annuity Contract

                                 funded through


                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

                                      and

                        TIAA-CREF LIFE INSURANCE COMPANY



This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated October 28, 2002 (the "Prospectus"), for the variable annuity that is the variable component of the contract. The Prospectus is available without charge by writing us at: TIAA-CREF Life Insurance Company, 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 800 842-2733, extension 5509. Terms used in the Prospectus are incorporated into this Statement.



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.


                                      LOGO

                               TABLE OF CONTENTS


B-2   Variable Annuity Payments
B-2   Tax Status of the Contract
B-3   Performance Information
B-4   Statements and Reports
B-4   General Matters
B-4   State Regulation
B-4   Legal Matters
B-4   Experts
B-4   Additional Considerations
B-5   Additional Information
B-5   Financial Statements


VARIABLE ANNUITY PAYMENTS

The amount of variable annuity payments we pay will depend upon the number and value of your annuity units in a particular investment account. The number of annuity units is first determined on the day before the annuity payments begin. The amount of the annuity payments will change according to the income change method chosen.

NUMBER OF ANNUITY UNITS PAYABLE. When a contractowner or beneficiary starts receiving variable annuity payments, the number of annuity units payable from each investment account under an income change method will be determined by dividing the value of the account accumulation to be applied to provide the annuity payments, by the product of the annuity unit value for that income change method, and a factor that represents the present value of an annuity that continues for as long as annuity payments would need to be paid. This factor will reflect an interest rate for discounting future payments of 4 percent, the timing and frequency of future payments, and, if applicable, the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the settlement mortality schedules set forth in the contract.

The number of annuity units for each variable investment account and income change method remains fixed unless there is a "transfer" of annuity units or you change your income change method. The number of annuity units payable from a particular investment account and income change method under your contract will be reduced by the number of annuity units you transfer out of that investment account or income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make to that investment account and income change method.

CALCULATING ANNUITY UNIT VALUES. The annuity unit value for each investment account is calculated separately for each income change method for each business day and for the last calendar day of each month. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the Account for the current valuation period relative to the 4 percent assumed investment return. We further adjust the annuity unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the revaluation method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those annuitants who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the net performance of the Account is greater than a 4 percent net annual rate of return and decrease if the net performance is less than a 4 percent net annual rate of return.

For participants under the annual income change method, the value of the annuity unit for payments remains level until the following May l. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of such March 31.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA-CREF Life reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can delete or stop offering the annual or monthly income change methods.

TAX STATUS OF THE CONTRACT

DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a contract must be "adequately diversified" for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you'd have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS therefore might not rule the same way in your case. TIAA-CREF Life reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account's assets.

REQUIRED DISTRIBUTIONS. All payments upon death of a contractowner will be made according to the requirements of section 72(s) of the IRC. Under that IRC section, if you die before we begin making annuity payments, all payments under the contract must be distributed within five years of your death. However, if your beneficiary is a natural person and payments begin within one year of your death, and within 60 days of the date we receive due proof of death, the distribution may be made over the lifetime of your beneficiary or over a period not to exceed your beneficiary's life expectancy, as defined in the IRC. If your spouse is the sole beneficiary entitled to payments, he or she may choose to become the owner and continue the contract. If you die on or after the date we begin making annuity payments, the remaining interest in the contract must be distributed at least as quickly as under the method of distribution being used as of the date of your death. If the owner is not a natural person, the death of the annuitant is treated as the death of the owner for these distribution requirements.

         STATEMENT OF ADDITIONAL INFORMATION  --  Personal Annuity Select

The contract is designed to comply with section 72(s). TIAA-CREF Life will review the contract and amend it if necessary to make sure that it continues to comply with the section's requirements.

PERFORMANCE INFORMATION

TOTAL RETURN INFORMATION FOR THE SEPARATE ACCOUNT

Total return quotations for the investment accounts of the separate account may be advertised. Total return quotations will reflect all aspects of the investment account's return. Average annual total returns are determined by finding the average annual compounded rate of return over a period that reflects the growth (or decline) in value of a hypothetical $1,000 investment made at the beginning of the period through the end of that period, according to the following formula:


         P(1 + T)(n) = EV
where:   P     =     hypothetical initial payment of $1,000
                     average annual total return
         T     =
                     number of years in the period
         n     =
                     ending value of the hypothetical investment at
                     the end of the 1, 5, or 10 year period.
         EV    =


To derive the total return quotations from this formula, the percentage net change in the value of the $1,000 investment from the beginning of the period to the end of such period ("cumulative total return") is determined. Cumulative total returns simply reflect the change in value of an investment over a stated period. Since the accumulation unit value is a "total return" unit value that reflects the investment experience of the particular investment account of the separate account and all expense deductions made against the assets of the separate account, the ending value, or EV, of the $1,000 hypothetical investment is determined by applying the percentage change in the accumulation unit value over the period to the hypothetical initial payment of $1,000 less the current deductions from premiums (0%). We then solve the equation for T to derive the average annual compounded rate of return for the separate account over the span of the period, and the resulting "total return" quotation is carried out to the nearest hundredth of one percent.

TOTAL RETURNS


The following chart shows how each of the variable investment accounts have performed as of September 30, 2002, with the exception of the Large-Cap Value, Small-Cap Equity, and Real Estate Securities Accounts, which are too new to show:


AVERAGE ANNUAL TOTAL RETURNS


                                ONE YEAR
                          (OCTOBER 1, 2001 TO      FROM EFFECTIVE DATE TO
                          SEPTEMBER 30, 2002)      SEPTEMBER 30, 2002(1)
-------------------------------------------------------------------------
Stock Index Account              (18.93)%                   (8.56)%
-------------------------------------------------------------------------
Growth Equity Account            (24.75)%                  (33.33)%
-------------------------------------------------------------------------
Growth & Income
  Account                        (21.86)%                  (21.80)%
-------------------------------------------------------------------------
International Equity
  Account                        (13.98)%                  (26.85)%
-------------------------------------------------------------------------
Social Choice Equity
  Account                        (19.86)%                  (19.75)%
-------------------------------------------------------------------------


(1) For the Stock Index Account, inception is January 4, 1999. For the other Accounts shown, inception is April 3, 2000.

PERFORMANCE COMPARISONS


Performance information for the separate account and its investment accounts may be compared, in advertisements, sales literature, and reports to contractowners and annuitants, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to (1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index, (8) Value Line Composite Average (geometric), (9) Wilshire Associates indices, (10) Frank Russell Co. Inc. indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) Morningstar, Inc., (13) the Morgan Stanley Capital International ("MSCI") global market indices, including the Europe, Australasia, Far East (EAFE) Index, the EAFE+Canada Index and the International Perspective Index and Morgan Stanley REIT Index, (14) Kinder, Lydenberg, Domini & Co., Inc.'s Broad Market Social Index, and (15) NAREIT Equity REIT Index. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.


The performance of the variable investment accounts also may be compared to other indices or averages that measure performance of other variable contracts, or other pertinent groups of securities. Contractowners should keep in mind that the composition of the investments in the reported averages will not be identical to that of the separate account and that certain formula calculations (i.e., yield) may differ from index to index. In addition, there can be no assurance that the separate account will continue its performance as compared to such indices.

ILLUSTRATING COMPOUNDING, TAX DEFERRAL, AND EXPENSE DEDUCTIONS

We may illustrate in advertisements, sales literature and reports to contractowners or annuitants the effects of tax deferral and/or compounding of earnings on an investment in the separate account. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or different interest rate, varies depending on when the investment was made. To illustrate the effects of tax deferral, we will show how the total return from an investment of the same dollar amount, earning the same or different interest rates, for individuals in the same tax bracket, would vary between tax-deferred and taxable investments.

We may also illustrate in advertisements, sales literature and reports to contractowners or annuitants the effect of an investment fund's expenses on total return over time. We may do this using a hypothetical investment earning a specified rate of return. We would show how the total return, net of expenses, from an investment of the same dollar amount in funds with the same investment results but different expense deductions varies increasingly over time. In the alternative, we would show the difference in the dollar amount of total expense charges paid over time by an investor in two or more different funds that have the same annual total return but different asset-based expense charges. We may also compare the separate account's expense charges to those of other variable annuities and other investment products.

ILLUSTRATING HOW ACCUMULATIONS TRANSLATE INTO ANNUITY PAYMENTS

We may provide to contractowners or annuitants hypothetical illustrations showing how an accumulation might translate into annuity payments. Illustrations may be based on current purchase rates from the Fixed Account,


       Personal Annuity Select -- STATEMENT OF ADDITIONAL INFORMATION on hypothetical rates of return for the variable investment accounts, and/or other criteria. Illustrations are not intended to predict or project specific investment results.

STATEMENTS AND REPORTS

You will receive a confirmation statement each time you remit premiums, or make a transfer or cash withdrawal to or from the separate account or among the variable investment accounts. The statement will show the date and amount of each transaction. However, if you're using an automatic investment plan, you'll receive a statement confirming those transactions immediately following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

 (1) Premiums paid during the quarter;

 (2) the number and dollar value of accumulation units in the variable investment accounts credited to the contractowner during the quarter and in total;

 (3) cash withdrawals from the variable investment accounts during the quarter; and

 (4) any transfers between the separate account's variable investment accounts and the fixed account during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the TIAA-CREF Life Funds and a schedule of investments held by the TIAA-CREF Life Funds.

GENERAL MATTERS

ASSIGNMENT OF CONTRACTS

You can assign the contract at any time prior to the annuity starting date.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA-CREF Life nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

STATE REGULATION

TIAA-CREF Life and the separate account are subject to regulation by the State of New York Superintendent of Insurance ("Superintendent") as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA-CREF Life and the separate account must file with the Superintendent periodic statements on forms promulgated by the State of New York Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account's operations is usually conducted periodically by some other states.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA-CREF Life's right to issue the contracts, have been passed upon by Charles
H. Stamm, Executive Vice President and General Counsel of TIAA and CREF. Sutherland Asbill & Brennan LLP, Washington, D.C., has provided advice on certain matters relating to the federal securities laws.

EXPERTS


The financial statements of TIAA-CREF Life Insurance Company and the separate account included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Ernst & Young LLP is located at 5 Times Square, New York, New York 10036.


ADDITIONAL CONSIDERATIONS

Over the past several years, TIAA and CREF have added many new investment vehicles to their line of products. The growing family of products of the TIAA-CREF group of companies is designed to provide additional investment options for those who want to diversify their holdings. Most experts recommend diversification as a good strategy for retirement and other long-term investing, both because a diversified portfolio offers a degree of safety from the volatility of specific markets, and because it allows the investor to benefit from the potential for growth in several different types of investments.

The investment accounts offered under the Personal Annuity Select variable annuity contract are suited for people who are seeking growth and are able to make long-term investments. Although past performance is no guarantee of future results, in the past stocks have outperformed many other types of investments. Investors who seek to counter the effects of inflation on their long-term investments should therefore consider investing in stocks. The investment accounts offered under the Personal Annuity Select contract could be an appropriate investment for someone who is seeking to supplement his or her retirement income, to purchase a retirement home, finance an extended trip, or build a fund for philanthropic purposes. Of course, there is no guarantee that the investment objectives of the funds will be met.

Before investing, you should consider whether your pension plan and social security payments will meet your retirement needs. You should look at your assets and liabilities to help determine whether you need to invest more money to help provide retirement income. You should consider how much time you have until retirement and the effect of inflation and taxes on your savings and investments. You should also keep in mind that experts say that people need 70% to 80% of their pre-retirement income to maintain the same standard of living after retirement. Before contributing to a contract, you should consider whether you have already reached your contribution limit on your 401(k) or 403(b) savings plans. Consult your tax advisor to learn more about these limits.

You should also consider what types of investments are best suited for you and your current needs. In particular, you should consider the tax treatment


         STATEMENT OF ADDITIONAL INFORMATION -- Personal Annuity Select of a variable annuity as compared with a standard mutual fund product. With annuities, earnings generally grow tax-deferred and investors are provided the option of lifetime income upon retirement. However, annuities may have restrictions on withdrawals before age 59 1/2, and thus may not be suitable for goals other than retirement. We may compare annuities to mutual funds in sales literature and advertisements.


We may discuss and compare our array of products and services. At such times we disclose which of our subsidiaries or affiliates issues which products or types of products, as follows: TIAA-CREF Individual & Institutional Services, Inc. distributes CREF certificates and interests in the TIAA Real Estate Account. Teachers Personal Investors Services, Inc. distributes personal annuities, mutual funds and tuition savings agreements. TIAA and TIAA-CREF Life Insurance Company issue insurance and annuities. TIAA-CREF Trust Company, FSB provides trust services. We also disclose that the investment products are not FDIC insured, may lose value and are not bank guaranteed.


You should also consider the risks of any investment relative to its potential rewards. In particular, you should be aware of the risk that arises from market timing. Market timing is an investment technique whereby amounts are transferred from one category of investment to another (for example, from stocks to bonds) based upon a perception of how each of those categories of investments will perform relative to the others at a particular time. Investors who engage in market timing run the risk that they may transfer out of a type of investment with a rising market value or transfer into a type of investment with a falling market value. We do not endorse the practice of market timing.

The variety of issues to consider highlights the importance of the support and services that we provide. These services include: (1) retirement and life insurance planning expertise from professional counselors rather than commissioned salespeople; (2) detailed information through quarterly transaction reports, newsletters and other publications about retirement planning; and (3) seminars, individual counseling, an Information Center, and 24-hour automated toll-free numbers and a website for transactions and inquiries. If you request it, we will send you periodic reminders to remit premiums to the contract. Customer service may be an important consideration for you. In our advertisements we may report the results of surveys conducted by independent agencies regarding customer service. We may also use certain testimonials and quote financial experts, financial and other publications, or other services regarding our products and services. We may also discuss in advertisements and sales literature general economic and/or market conditions that may impact investments in variable annuities.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission ("SEC"), under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

FINANCIAL STATEMENTS

Audited financial statements of the separate account and TIAA-CREF Life follow.

TIAA-CREF Life's financial statements should be considered only as bearing upon TIAA-CREF Life's ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.


                         INDEX TO FINANCIAL STATEMENTS



                                                   PAGE
                                                   ----
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
 AUDITED FINANCIAL STATEMENTS
  DECEMBER 31, 2001:
Report of Management Responsibility..............   B-6
Report of Independent Auditors...................   B-7
Statements of Assets and Liabilities.............   B-8
Statements of Operations.........................   B-9
Statements of Changes in Net Assets..............  B-10
Notes to Financial Statements....................  B-12



                                                   PAGE
                                                   ----
TIAA-CREF LIFE INSURANCE COMPANY
 AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS
  DECEMBER 31, 2001, 2000 AND 1999:
Chairman's Letter................................  B-15
Report of Management Responsibility..............  B-16
Report of the Audit Committee....................  B-17
Report of Independent Auditors...................  B-18
Balance Sheets...................................  B-19
Statements of Operations.........................  B-20
Statements of Changes in Capital and Surplus.....  B-21
Statements of Cash Flows.........................  B-22
Notes to Statutory-Basis Financial Statements....  B-23



       Personal Annuity Select  --  STATEMENT OF ADDITIONAL INFORMATION

                       REPORT OF MANAGEMENT RESPONSIBILITY

To the Contractowners of
      TIAA-CREF Life Separate Account VA-1:

The accompanying financial statements of the Stock Index, Growth Equity, Growth & Income, International Equity, and Social Choice Equity Sub-Accounts of TIAA-CREF Life Separate Account VA-1 (the "Sub-Accounts") are the responsibility of management. They have been prepared in accordance with accounting principles generally accepted in the United States, and have been presented fairly and objectively in accordance with such principles.


TIAA-CREF Life Insurance Company ("TIAA-CREF Life") has established and maintains a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA-CREF Life's internal audit personnel provide a continuing review of the internal controls and operation of the Sub-Accounts, and the internal Auditor regularly reports to the Audit Committee of the Management Committee.



The accompanying financial statements have been audited by the independent auditing firm of Ernst & Young LLP. To maintain auditor independence and avoid even the appearance of conflict of interest, it continues to be the Sub-Accounts' policy that any non-audit services be obtained from a firm other than the external financial audit firm. For the periods covered by these financial statements, Sub-Accounts did not engage Ernst & Young LLP for any management advisory or consulting services. The independent auditors' report, which follows the notes to financial statements, expresses an independent opinion on the fairness of presentation of these financial statements.



The Audit Committee of the Sub-Accounts' Management Committee, consisting entirely of the members who are not officers of the Sub-Accounts, meets regularly with management, representatives of Ernst & Young LLP and internal audit personnel to review matters relating to financial reporting, internal controls, and auditing. In addition to the annual audit of the financial statements of the Sub-Accounts by the independent auditing firm, the New York State Insurance Department, other state insurance departments and the Securities and Exchange Commission perform periodic examinations of the Sub-Accounts' operations.



                                                 /s/ Bertram L. Scott
                                                 -----------------------------
                                                 Chairman, President and
                                                 Chief Executive Officer



                                                 /s/ Richard L. Gibbs
                                                 -----------------------------
                                                 Executive Vice President

[LOGO] ERNST & YOUNG                               [LETTERHEAD OF ERNST & YOUNG]

                         REPORT OF INDEPENDENT AUDITORS

To the Contractowners of
      TIAA-CREF Life Separate Account VA-1:


We have audited the accompanying statements of assets and liabilities, of the Stock Index, Growth Equity, Growth & Income, International Equity and Social Choice Sub-Accounts of TIAA-CREF Life Separate Account VA-1 (the "Sub-Accounts") as of December 31, 2001, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Sub-Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Stock Index, Growth Equity, Growth & Income, International Equity and Social Choice Sub-Accounts at December 31, 2001, the results of their operations for the year then ended and the changes in their net assets for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.



                                                         /s/ Ernst & Young LLP



March 25, 2002

                     TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001


                                                             Stock         Growth       Growth &    International  Social Choice
                                                             Index         Equity        Income         Equity        Equity
                                                           Sub-account    Sub-Account   Sub-Account   Sub-Account    Sub-Account
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments, at cost                                    $80,070,816    $31,943,546   $23,443,170   $11,269,854     $4,534,512
--------------------------------------------------------------------------------------------------------------------------------
   Shares held in corresponding TIAA-CREF Life Funds         2,804,668      1,585,680     1,029,034       675,359        199,849
   Net asset value per share ("NAV")                       $     24.45    $     14.60   $     20.28   $     12.88     $    20.61
--------------------------------------------------------------------------------------------------------------------------------
   Investments, at value (Shares x NAV)                    $68,574,357    $23,150,929   $20,868,814   $ 8,698,630     $4,118,885
   Amounts due from TIAA                                            --             --            --         4,822         22,138
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS                                         $68,574,357    $23,150,929   $20,868,814   $ 8,703,452     $4,141,023
================================================================================================================================

NET ASSETS
   Accumulation Fund                                       $68,541,793    $23,150,929   $20,867,274   $ 8,703,452     $4,141,023
   Annuity Fund                                                 32,564             --         1,540            --             --
--------------------------------------------------------------------------------------------------------------------------------
      NET ASSETS                                           $68,574,357    $23,150,929   $20,868,814   $ 8,703,452     $4,141,023
================================================================================================================================

Number of Accumulation Units outstanding-Notes 5 and 6       2,666,539      1,586,897     1,016,934       668,858        196,211
================================================================================================================================

Net Asset Value, per Accumulation Unit-Note 5              $     25.70    $     14.59   $     20.52   $     13.01     $    21.10
================================================================================================================================


                       See notes to financial statements.

                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

                            STATEMENTS OF OPERATIONS



                                                                            For the Year Ended December 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
                                                             Stock         Growth       Growth &    International   Social Choice
                                                             Index         Equity        Income        Equity          Equity
                                                          Sub-account   Sub-Account    Sub-Account   Sub-Account     Sub-Account
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income:
      Reinvested dividends                               $   641,424     $   79,549    $   197,963   $   117,854       $  42,542
--------------------------------------------------------------------------------------------------------------------------------
        TOTAL INCOME                                         641,424         79,549        197,963       117,854          42,542
--------------------------------------------------------------------------------------------------------------------------------
   Expenses1-Note 3:
      Administrative expenses                                124,975         41,443         32,532        16,036           5,798
      Mortality and expense risk charges                      62,499         20,726         16,269         8,019           2,899
--------------------------------------------------------------------------------------------------------------------------------
        TOTAL EXPENSES                                       187,474         62,169         48,801        24,055           8,697
--------------------------------------------------------------------------------------------------------------------------------

        INVESTMENT INCOME-NET                                453,950         17,380        149,162        93,799          33,845
--------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS-
Note 4
   Net realized loss on investments                         (576,485)     (2,179,261)     (840,521)     (540,045)        (73,899)
   Net change in unrealized depreciation on investments   (7,657,949)     (3,588,958)   (1,498,380)   (1,723,303)       (280,707)
--------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS           (8,234,434)     (5,768,219)   (2,338,901)   (2,263,348)       (354,606)
--------------------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS     $(7,780,484)    $(5,750,839)  $(2,189,739)  $(2,169,549)      $(320,761)
================================================================================================================================


                       See notes to financial statements.

                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                       Stock Index                     Growth Equity
                                                       Sub-Account                      Sub-Account
                                                -------------------------    --------------------------------
                                                                                              March 1, 2000
                                                                                              (commencement
                                                        Years Ended           Year Ended      of operations)
                                                        December 31,          December 31,    to December 31,
                                                   2001            2000           2001              2000
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Investment income-net                        $   453,950     $   462,765     $    17,380       $    20,583
   Net realized gain (loss) on investments         (576,485)        372,872      (2,179,261)          (39,817)
   Net change in unrealized appreciation
      (depreciation) on investments              (7,657,949)     (5,482,211)     (3,588,958)       (5,203,659)
-------------------------------------------------------------------------------------------------------------
         NET DECREASE IN NET ASSETS
           RESULTING FROM OPERATIONS             (7,780,484)     (4,646,574)     (5,750,839)       (5,222,893)
-------------------------------------------------------------------------------------------------------------
FROM CONTRACTOWNER
   TRANSACTIONS
   Seed money from TIAA-CREF Life                        --              --              --           100,000
   Premiums                                      22,544,854      45,481,341      10,792,461        19,359,240
   Net contractowner transfers (to) from
      fixed account                              (2,642,686)     (1,908,299)     (1,070,337)        6,131,826
   Annuity payments                                  (1,861)             --              --                --
   Withdrawals and death benefits                (3,567,296)     (1,731,674)       (147,567)       (1,040,962)
-------------------------------------------------------------------------------------------------------------
         NET INCREASE IN NET ASSETS
           RESULTING FROM
           CONTRACTOWNER
           TRANSACTIONS                          16,333,011      41,841,368       9,574,557        24,550,104
-------------------------------------------------------------------------------------------------------------
         NET INCREASE IN NET ASSETS               8,552,527      37,194,794       3,823,718        19,327,211

NET ASSETS
   Beginning of period                           60,021,830      22,827,036      19,327,211                --
-------------------------------------------------------------------------------------------------------------
   End of period                                $68,574,357     $60,021,830     $23,150,929       $19,327,211
=============================================================================================================



                                                           Growth & Income
                                                             Sub-account
                                                 --------------------------------
                                                                      March 1, 2000
                                                                      (commencement
                                                 Year Ended          of operations) to
                                                 December 31,          December 31,
                                                   2001                   2000
---------------------------------------------------------------------------------
FROM OPERATIONS
   Investment income-net                         $   149,162          $    86,531
   Net realized gain (loss) on investments          (840,521)              (3,030)
   Net change in unrealized appreciation
      (depreciation) on investments               (1,499,920)          (1,075,976)
---------------------------------------------------------------------------------
         NET DECREASE IN NET ASSETS
           RESULTING FROM OPERATIONS              (1,498,380)            (992,475)
---------------------------------------------------------------------------------
FROM CONTRACTOWNER
   TRANSACTIONS
   Seed money from TIAA-CREF Life                         --              100,000
   Premiums                                       11,560,453           10,916,106
   Net contractowner transfers (to) from
      fixed account                                 (138,694)           2,342,264
   Annuity payments                                       --                   --
   Withdrawals and death benefits                   (716,468)             (12,633)
---------------------------------------------------------------------------------
         NET INCREASE IN NET ASSETS
           RESULTING FROM
           CONTRACTOWNER
           TRANSACTIONS                           10,705,291           13,345,737
---------------------------------------------------------------------------------
         NET INCREASE IN NET ASSETS                8,515,552           12,353,262

NET ASSETS
   Beginning of period                            12,353,262                   --
---------------------------------------------------------------------------------
   End of period                                 $20,868,814          $12,353,262
=================================================================================


                       See notes to financial statements.

                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

                       STATEMENTS OF CHANGES IN NET ASSETS

                                   (Concluded)


                                                          International Equity                       Social Choice Equity
                                                               Sub-Account                                Sub-Account
                                                   ------------------------------------       ----------------------------------
                                                                        March 1, 2000                              March 1, 2000
                                                                        (commencement                              (commencement
                                                    Year Ended        of operations) to        Year Ended         of operations) to
                                                   December 31,          December 31,         December 31,          December 31,
                                                       2001                  2000                 2001                  2000
--------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Investment income-net                              $   93,799           $   44,545            $   33,845           $   14,027
  Net realized gain (loss) on investments              (540,045)             (45,756)              (73,899)               6,831
  Net change in unrealized appreciation
    (depreciation) on investments                    (1,723,303)            (847,921)             (280,707)            (134,920)
--------------------------------------------------------------------------------------------------------------------------------
      NET DECREASE IN NET ASSETS
        RESULTING FROM OPERATIONS                    (2,169,549)            (849,132)             (320,761)            (114,062)
--------------------------------------------------------------------------------------------------------------------------------
FROM CONTRACTOWNER
  TRANSACTIONS
  Seed money from TIAA-CREF Life                             --              100,000                    --              100,000
  Premiums                                            3,686,384            6,277,249             2,663,431            1,507,630
  Net contractowner transfers (to) from
    fixed account                                      (260,672)           2,100,936               168,297              204,323
  Withdrawals and death benefits                        (22,842)            (158,922)              (45,991)             (21,844)
--------------------------------------------------------------------------------------------------------------------------------
      NET INCREASE IN NET ASSETS
        RESULTING FROM
        CONTRACTOWNER
        TRANSACTIONS                                  3,402,870            8,319,263             2,785,737            1,790,109
--------------------------------------------------------------------------------------------------------------------------------
      NET INCREASE IN NET ASSETS                      1,233,321            7,470,131             2,464,976            1,676,047

NET ASSETS
  Beginning of period                                 7,470,131                   --             1,676,047                   --
--------------------------------------------------------------------------------------------------------------------------------
  End of period                                      $8,703,452           $7,470,131            $4,141,023           $1,676,047
================================================================================================================================


                       See notes to financial statements.

                      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION

TIAA-CREF Life Separate Account VA-1 (the "Account") was established by TIAA-CREF Life Insurance Company ("TIAA-CREF Life") as a separate investment account under New York law on July 27, 1998. TIAA-CREF Life, which commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"), a legal reserve life insurance company which was established under the insurance laws of the State of New York in 1918. TIAA-CREF Life Separate Account VA-1 consists of 5 Sub-Accounts (each referred to as a "Sub-Account").

The Sub-Accounts are registered with the Securities and Exchange Commission ("Commission") as unit investment trusts under the Investment Company Act of 1940. The Sub-Accounts invest in shares of the TIAA-CREF Life Funds (the "Funds"), open-end management investment companies that were organized as business trusts under Delaware law on August 13, 1998, which correspond to each of the Sub-Accounts.

The Account commenced operations on December 1, 1998 when TIAA-CREF Life purchased 4,000 Accumulation Units of the Stock Index Sub-account at $25 per Unit, for a total of $100,000. The Growth Equity, Growth & Income, International Equity and Social Choice Equity Sub-Accounts commenced operations on March 1, 2000, when TIAA-CREF Life purchased 4,000 accumulation units each at $25 per unit for a total of $400,000. The Stock Index Sub-Account began offering Accumulation Units to contractowners other than TIAA-CREF Life on January 4, 1999 and the Growth Equity, Growth & Income, International Equity and Social Choice Equity Sub-Accounts on April 3, 2000. The following table summarizes the shares owned by TIAA-CREF Life at December 31, 2001 in the Sub-Accounts:

                                       Shares held by     Value of shares held by
                                    TIAA-CREF Life at           TIAA-CREF Life at
                                    December 31, 2001           December 31, 2001
---------------------------------------------------------------------------------
Stock Index Sub-account                         4,000                    $102,818
Growth Equity Sub-Account                       4,000                      58,355
Growth & Income Sub-account                     4,000                      82,079
International Equity Sub-Account                4,000                      52,050
Social Choice Equity Sub-account                4,000                      84,420

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Teachers Personal Investors Services, Inc. ("TPIS"), an indirect subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc., performs distribution functions for contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts, which are in conformity with accounting principles generally accepted in the United States.

Valuation of Investments: The market value of the investments in the Funds is based on the net asset value of the Funds as of the close of business on the valuation date.

Accounting for Investments: Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Dividend income is recorded on the exdividend date. Realized gains and losses on security transactions are based on the specific identification method.

Federal Income Taxes: Based on provisions of the Internal Revenue Code, no federal taxes are attributable to the net investment experience of the Sub-Accounts.

NOTE 3--EXPENSE CHARGES

Daily charges are deducted from the net assets of the Sub- Accounts for services required to administer the Sub-Accounts and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The administrative expense charge is currently set at an annual rate of 0.30% of the net assets of the Sub-Accounts. TIAA-CREF Life also imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.10% of the net assets of the Sub-Accounts.

NOTE 4--INVESTMENTS

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2001 were as follows:

                                             Purchases            Sales
-----------------------------------------------------------------------
Stock Index Sub-Account                    $20,508,195       $4,346,295
Growth Equity Sub-account                   13,075,037        3,604,026
Growth & Income Sub-Account                 13,242,305        2,630,913
International Equity Sub-account             4,497,207        1,126,356
Social Choice Equity Sub-Account             3,064,532          313,784

NOTE 5 - CONDENSED FINANCIAL INFORMATION

Selected condensed financial information for an Accumulation Unit of the Sub-Accounts is presented below.


                                                                      Stock Index Sub-account
                                                   --------------------------------------------------------------
                                                                                             December 1, 1998
                                                      For the Years Ended December 31,        commencement of
                                                   -------------------------------------     operations) to
                                                    2001            2000           1999     December 31, 1998 (a)
-----------------------------------------------------------------------------------------------------------------
Per Accumulation Unit data:
  Investment income                                $  .229        $  .104      $  .289       $  .052
  Expenses                                            .067           .025         .016          .006
-----------------------------------------------------------------------------------------------------------------
  Investment income (loss)-net                        .162           .079         .273          .046
  Net realized and unrealized gain (loss) on
    investments                                     (3.573)        (2.517)       5.184         1.050
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Accumulation
    Unit value                                      (3.411)        (2.438)       5.457         1.096
  Accumulation Unit value:
    Beginning of period                             29.115         31.553       26.096        25.000
-----------------------------------------------------------------------------------------------------------------
    End of period                                  $25.704        $29.115      $31.553       $26.096
=================================================================================================================
Total return                                        (11.72)%        (7.72)%      20.91%         4.39%
Ratio to average net assets:
  Expenses                                            0.30%          0.30%        0.30%         0.02%
  Investment income (loss)-net                        0.73%          0.98%        5.09%         0.18%
Portfolio turnover rate                               6.95%          8.87%        0.17%         0.00%
Thousands of Accumulation Units
  outstanding at end of period                       2,667          2,062          723             4



                                                                           March 1, 2000
                                                   For the Year Ended   (commencement of
                                                      December 31,        operations) to
                                                          2001          December 31, 2000 (a)
---------------------------------------------------------------------------------------------
Per Accumulation Unit data:
  Investment income                                      $  .017          $  .027
  Expenses                                                  .013             .038
---------------------------------------------------------------------------------------------
  Investment income (loss)-net                              .004            (.011)
  Net realized and unrealized gain (loss) on
    investments                                           (4.392)          (6.012)
---------------------------------------------------------------------------------------------
Net increase (decrease) in Accumulation
    Unit value                                            (4.388)          (6.023)
  Accumulation Unit value:
    Beginning of period                                   18.977           25.000
---------------------------------------------------------------------------------------------
    End of period                                        $14.589          $18.977
=============================================================================================
Total return                                              (23.12)%          (24.09)%
Ratio to average net assets:
  Expenses                                                  0.30%            0.25%
  Investment income (loss)-net                              0.08%            0.18%
Portfolio turnover rate                                    17.43%            7.50%
Thousands of Accumulation Units
  outstanding at end of period                             1,587            1,018


                                                          Growth & Income                 International Equity
                                                            Sub-Account                       Sub-Account
                                                   ------------------------------  ---------------------------------
                                                                   March 1, 2000                       March 1, 2000
                                                   For the Year  (commencement of   For the Year    (commencement of
                                                      Ended        operations) to      Ended          operations) to
                                                    December 31,   December 31,     December 31,        December 31,
                                                       2001          2000 (a)           2001              2000 (a)
--------------------------------------------------------------------------------------------------------------------
Per Accumulation Unit data:
  Investment income                                  $  .176        $  .149        $  .168             $  .089
  Expenses                                              .043           .020           .034                .015
--------------------------------------------------------------------------------------------------------------------
  Investment income (loss)-net                          .133           .129           .134                .074
  Net realized and unrealized gain
   (loss) on investments                              (3.304)        (1.438)        (4.253)             (7.943)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  Accumulation Unit value                             (3.171)        (1.309)        (4.119)             (7.869)
Accumulation Unit value:
  Beginning of period                                 23.691         25.000         17.131              25.000
--------------------------------------------------------------------------------------------------------------------
  End of period                                      $20.520        $23.691        $13.012             $17.131
====================================================================================================================
Total return                                          (13.39)%        (5.23)%       (24.04)%            (31.48)%
Ratio to average net assets:
  Expenses                                              0.30%          0.25%          0.30%               0.25%
  Investment income (loss)-net                          0.92%          1.63%          1.17%               1.24%
Portfolio turnover rate                                16.20%          3.37%         14.01%               2.95%
Thousands of Accumulation Units
  outstanding at end of period                         1,017            521            669                 436

(a) The percentages shown for this period are not annualized.

                                                 Social Choice Equity
                                                    Sub-account
                                         -------------------------------------
                                                               March 1, 2000
                                         For the Year       (commencement of
                                            Ended             operations) to
                                          December 31,        December 31,
                                            2001                 2000 (a)
------------------------------------------------------------------------------
Per Accumulation Unit data:
  Investment income                         $  .194              $  .187
  Expenses                                     .039                 .022
------------------------------------------------------------------------------
  Investment income (loss)-net                 .155                 .165
  Net realized and unrealized gain
   (loss) on investments                     (3.340)               (.875)
------------------------------------------------------------------------------
Net increase (decrease) in
  Accumulation Unit value                    (3.185)               (.710)
Accumulation Unit value:
  Beginning of period                        24.290               25.000
------------------------------------------------------------------------------
  End of period                             $21.105              $24.290
==============================================================================
Total return                                 (13.11)%              (2.84)%
Ratio to average net assets:
  Expenses                                     0.30%                0.25%
  Investment income (loss)-net                 1.17%                1.86%
Portfolio turnover rate                       10.90%               41.20%
Thousands of Accumulation Units
  outstanding at end of period                  196                   69

(a) The percentages shown for this period are not annualized.

NOTE 6-ACCUMULATION UNITS

Changes in the number of Accumulation Units outstanding were as follows:

                                                                Stock Index                    Growth Equity
                                                                Sub-Account                     Sub-Account
                                                          ------------------------    ---------------------------------
                                                                                                       March 1, 2000
                                                                Years Ended           Year Ended       (commencement
                                                                December 31,          December 31,   of operations) to
                                                           2001            2000           2001        December 31, 2000
------------------------------------------------------------------------------------------------------------------------
Accumulation Units:
  Credited for premiums                                   840,206        1,455,669      670,670           810,527
  Credited (cancelled) for transfers and disbursements   (235,182)        (117,611)    (102,222)          207,922
Outstanding:
  Beginning of period                                   2,061,515          723,457    1,018,449                --
-----------------------------------------------------------------------------------------------------------------------
  End of period                                         2,666,539        2,061,515    1,586,897         1,018,449
=======================================================================================================================

                                                                     Growth & Income
                                                                       Sub-account
                                                             --------------------------------
                                                                                March 1, 2000
                                                              Year Ended       (commencement
                                                             December 31      of operations) to
                                                                2001          December 31, 2000
---------------------------------------------------------------------------------------------
Accumulation Units:
  Credited for premiums                                         541,049            517,499
  Credited (cancelled) for transfers and disbursements          (45,539)             3,925
Outstanding:
  Beginning of period                                           521,424                 --
---------------------------------------------------------------------------------------------
  End of period                                               1,016,934            521,424
=============================================================================================

                                              International Equity Sub-Account         Social Choice Equity Sub-account
                                              -----------------------------------    -------------------------------------
                                                                 March 1, 2000                              March 1, 2000
                                               Year Ended        (commencement          Year Ended          (commencement
                                               December 31,     of operations) to      December 31,        of operations) to
                                                  2001          December 31, 2000         2001             December 31, 2000
--------------------------------------------------------------------------------------------------------------------------
Accumulation Units:
Credited for premiums                            256,029            331,114              121,343                57,984
Credited (cancelled) for transfers
    and disbursements                            (23,228)           104,943                5,868                11,016
Outstanding:
Beginning of period                              436,057                 --               69,000                    --
--------------------------------------------------------------------------------------------------------------------------
End of period                                    668,858            436,057              196,211                69,000
==========================================================================================================================

[LOGO OF TIAA CREF]

                                CHAIRMAN'S LETTER

To the Policyholders of
      TIAA-CREF Life Insurance Company:

We are pleased to provide you with the accompanying audited statutory-basis financial statements of TIAA-CREF Life Insurance Company ("TIAA-CREF Life") for the year ended December 31, 2001. We continue to manage TIAA-CREF Life in a prudent manner with the goal of maximizing our long-term performance within reasonable risk parameters for the long-term benefit of our policyholders. As you review these statements, it is also important to note that TIAA-CREF Life has a financial support agreement with Teachers Insurance and Annuity Association of America ("TIAA") and continues to maintain the highest possible financial strength ratings from each of the four nationally recognized independent rating organizations.

The report of management responsibility, on the following page, demonstrates our ongoing commitment to conduct TIAA-CREF Life's activities in a well-controlled management environment. Additionally, the accompanying audit report indicates an unqualified opinion regarding TIAA-CREF Life's statutory-basis financial statements from the independent auditing firm of Ernst & Young LLP. These statements have been prepared in accordance with statutory accounting practices, a comprehensive basis of accounting comprised of accounting practices prescribed or permitted by the New York State Insurance Department ("Department").

There is also a reference in the auditors' report to accounting principles generally accepted in the United States ("GAAP"); this reference to GAAP is required by the auditors' professional standards. GAAP is an overall accounting methodology that, while similar in many respects to statutory accounting practices, is a separate basis of accounting. Statutory accounting is generally more conservative than GAAP, and these statutory-basis financial statements are not intended to be in conformity with GAAP.

Statutory accounting is the only basis of accounting recognized by the Department for regulatory purposes, and it is the only basis of accounting used by the Department in measuring the financial condition and results of operations of an insurance company. It is also the basis for determining insurance company solvency under the New York Insurance Law. While we could prepare a separate set of GAAP financial statements, there is no legal requirement for us to do so. Additionally, TIAA-CREF Life does not believe at this time that it would be a worthwhile expenditure to maintain another separate set of financial records, particularly since it would provide little additional value for our policyholders. Accordingly, we believe that it is prudent for us to continue to manage and report on the operations of TIAA-CREF Life under the conservative statutory accounting methodology that we have always utilized.


                                                   /s/ Bertram L. Scott
                                           -------------------------------------
                                                   Chairman, President and
                                                   Chief Executive Officer

[LOGO OF TIAA CREF]

                       REPORT OF MANAGEMENT RESPONSIBILITY

To the Policyholders of
      TIAA-CREF Life Insurance Company:

The accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company ("TIAA-CREF Life") are the responsibility of management. They have been prepared on the basis of statutory accounting practices, a comprehensive basis of accounting comprised of accounting practices prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA-CREF Life have been presented fairly and objectively in accordance with such statutory accounting practices.

TIAA-CREF Life has established and maintains a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA-CREF Life's internal audit personnel provide a continuing review of the internal controls and operations of TIAA-CREF Life, and the internal auditor regularly reports to the Audit Committee of the TIAA-CREF Life Board of Directors.

The independent auditing firm of Ernst & Young LLP has audited the accompanying statutory-basis financial statements of TIAA-CREF Life. To maintain auditor independence and avoid even the appearance of conflict of interest, it continues to be TIAA-CREF Life's policy that any non-audit services be obtained from a firm other than the external financial audit firm. For the periods covered by these financial statements, TIAA-CREF Life did not engage Ernst & Young LLP for any management advisory or consulting services. The independent auditors' report expresses an independent opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA-CREF Life Board of Directors meets regularly with management, representatives of Ernst & Young LLP and internal auditing personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the TIAA-CREF Life financial statements, the New York State Insurance Department and other state insurance departments regularly examine the financial statements of TIAA-CREF Life as part of their periodic corporate examinations.


                                                 /s/ Bertram L. Scott
                                        -------------------------------------
                                              Chairman, President and
                                              Chief Executive Officer


                                               /s/ Richard L. Gibbs
                                        -------------------------------------
                                              Executive Vice President

[LOGO OF TIAA CREF]

                          REPORT OF THE AUDIT COMMITTEE

To the Policyholders of
      TIAA-CREF Life Insurance Company:

The Audit Committee oversees the financial reporting process of TIAA-CREF Life Insurance Company ("TIAA-CREF Life") on behalf of the Company's Board of Directors. The Audit Committee is a standing committee of the Board and operates in accordance with a formal written charter (copies are available upon request) which describes the Audit Committee's responsibilities.

Management has the primary responsibility for TIAA-CREF Life's financial statements, development and maintenance of a strong system of internal controls, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent auditing firm in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. As required by its charter, the Committee will evaluate rotation of the external financial audit firm whenever circumstances warrant, but in no event will the evaluation be later than between their fifth and tenth years of service.

The Committee reviewed and discussed the accompanying audited financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee has also discussed the audited financial statements with Ernst & Young LLP, the independent auditing firm responsible for expressing an opinion on the conformity of these audited financial statements with statutory accounting principles.

The discussion with Ernst & Young LLP focused on their judgments concerning the quality and appropriateness of the accounting principles and financial reporting practices followed by TIAA-CREF Life, the clarity of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with Ernst & Young LLP the auditors' independence from management, and TIAA-CREF Life has received a written disclosure regarding such independence, as required by the Independence Standards Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited financial statements for publication and filing with appropriate regulatory authorities.

Martin L. Leibowitz, Audit Committee Chair
Richard L. Gibbs, Audit Committee Member
Charles H. Stamm, Audit Committee Member
Mary Ann Werner, Audit Committee Member
James A. Wolf, Audit Committee Member

[LOGO] ERNST & YOUNG                               [LETTERHEAD OF ERNST & YOUNG]

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of
      TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory-basis balance sheets of TIAA-CREF Life Insurance Company ("TIAA-CREF Life") as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and contingency reserves, and cash flows for the three years ended December 31, 2001. These financial statements are the responsibility of TIAA-CREF Life's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, TIAA-CREF Life presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are described in Note 2. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of TIAA-CREF Life at December 31, 2001 and 2000, or the results of its operations or its cash flows for the three years ended December 31, 2001.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TIAA-CREF Life at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years ended December 31, 2001 in conformity with accounting practices prescribed or permitted by the New York State Insurance Department.

As discussed in Note 2 to the financial statements, in 2001 TIAA-CREF Life changed various accounting policies to be in accordance with the revised National Association of Insurance Commissioners' Accounting Practices and Procedures Manual, as adopted by the New York State Insurance Department.

                                                 /s/ Ernst & Young LLP

February 14, 2002

                        TIAA-CREF LIFE INSURANCE COMPANY

                         STATUTORY-BASIS BALANCE SHEETS

                                                                                                           December 31,
                                                                                                --------------------------------
                                                                                                     2001               2000
                                                                                                --------------       ------------
ASSETS
Bonds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $ 900,787,088       $471,444,081
Mortgages . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       28,261,752         28,705,881
Cash and short-term investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       88,107,131         55,907,109
Investment income due and accrued . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11,380,789          6,929,121
Separate account assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      125,438,575        100,778,600
Federal income tax recoverable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,056,481          2,396,974
Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7,409,804          1,023,069
                                                                                                --------------       ------------
        TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $1,162,441,620       $667,184,835
                                                                                                ==============       ============
LIABILITIES, CAPITAL AND SURPLUS
Policy and contract reserves . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 730,972,223       $284,386,743
Asset Valuation Reserve. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           471,843          1,762,391
Interest Maintenance Reserve . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2,230,248                 --
Separate account liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       125,058,854        100,325,778
Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .        32,099,996         20,187,551
                                                                                                --------------       ------------
        TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       890,833,164        406,662,463
                                                                                                --------------       ------------
Capital: (2,500 shares of $1,000 par value common stock authorized, issued and outstanding).         2,500,000          2,500,000
Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       267,500,000        242,500,000
Surplus. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,608,456         15,522,372
        TOTAL CAPITAL AND SURPLUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       271,608,456        260,522,372
                                                                                                --------------       ------------
        TOTAL LIABILITIES, CAPITAL AND SURPLUS . . . . . . . . . . . . . . . . . . . . . . .    $1,162,441,620       $667,184,835
                                                                                                ==============       ============

See notes to statutory-basis financial statements.

                        TIAA-CREF LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF OPERATIONS


                                                                                               For the Years Ended December 31,
                                                                                          ------------------------------------------
                                                                                              2001           2000          1999
                                                                                          ------------   ------------   -----------
INCOME
Insurance and annuity premiums and other considerations. . . . . . . . . . . . . . . .    $300,871,088   $333,701,980   $59,475,280
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      47,131,508     25,338,088    18,893,955
                                                                                          ------------   ------------   -----------
         TOTAL INCOME. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $348,002,596   $359,040,068   $78,369,235
                                                                                          ============   ============   ===========

EXPENSES
Policy and contract benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . .  .    $ 15,069,205    $ 7,225,942     $ 368,586
Increase in policy and contract reserves . . . . . . . . . . . . . . . . . . . . . . .     261,307,072    245,101,883    39,247,125
Operating expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      35,936,026     17,901,369     4,317,655
Transfers to separate accounts, net. . . . . . . . . . . . . . . . . . . . . . . . . .      42,826,941     89,322,735    20,728,316
Other, net. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .       6,416,405       (196,575)      (23,690)
                                                                                          ------------   ------------   -----------
       TOTAL EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $361,555,649   $359,355,354   $64,637,992
       Income (loss) before federal income taxes . . . . . . . . . . . . . . . . . . .     (13,553,053)      (315,286)   13,731,243
       Federal income tax benefit (expense). . . . . . . . . . . . . . . . . . . .  . .      1,851,726     (1,542,008)   (5,195,474)
       Net realized capital losses less capital gains taxes, after transfers to Interest.
          Maintenance Reserve . . . . . . . . . . . . . . . . . . . .  . . . . . . . .      (3,709,073)            --            --
                                                                                          ------------   ------------   -----------
       NET INCOME (LOSS) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $(15,410,400)  $ (1,857,294)  $ 8,535,769
                                                                                          ============   ============   ===========


               See notes to statutory-basis financial statements.

                        TIAA-CREF LIFE INSURANCE COMPANY

      STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS FOR THE

                       THREE YEARS ENDED DECEMBER 31, 2001

                                                                    Capital      Additional
                                                                     Stock     Paid-in Capital    Surplus         Total
                                                                  ----------   ---------------  -----------    ------------
Balance, December 31, 1998  . . . . . . . . . . . . . . . . . .   $2,500,000    $242,500,000    $10,242,772    $255,242,772
Net income. . . . . . . . . . . . . . . . . . . . . . . . . . .           --              --      8,535,769       8,535,769
Transfer to the Asset Valuation Reserve . . . . . . . . . . . .           --              --       (425,882)       (425,882)
Increase in value of seed money in separate account . . . . . .           --              --         22,634          22,634
                                                                  ----------   -------------    -----------    ------------
Balance, December 31, 1999. . . . . . . . . . . . . . . . . . .    2,500,000     242,500,000     18,375,293     263,375,293
                                                                  ----------   -------------    -----------    ------------
Net loss. . . . . . . . . . . . . . . . . . . . . . . . . . . .           --              --     (1,857,294)     (1,857,294)
Transfer to the Asset Valuation Reserve . . . . . . . . . . . .           --              --       (700,997)       (700,997)
Decrease in value of seed money in separate account . . . . . .           --              --        (74,200)        (74,200)
Increase in non-admitted assets . . . . . . . . . . . . . . . .           --              --       (220,430)       (220,430)
                                                                  ----------   -------------    -----------    ------------
Balance, December 31, 2000. . . . . . . . . . . . . . . . . . .    2,500,000     242,500,000     15,522,372     260,522,372
                                                                  ----------   -------------    -----------    ------------
Net loss. . . . . . . . . . . . . . . . . . . . . . . . . . . .           --              --    (15,410,400)    (15,410,400)
Transfer from the Asset Valuation Reserve . . . . . . . . . . .           --              --      1,290,548       1,290,548
Capital Contribution. . . . . . . . . . . . . . . . . . . . . .           --      25,000,000             --      25,000,000
Decrease in value of seed money in separate account . . . . . .           --              --        (73,101)        (73,101)
Decrease in non-admitted assets . . . . . . . . . . . . . . . .           --              --        220,430         220,430
Change in reserve on account of change in valuation basis . . .           --              --         58,607          58,607
                                                                  ----------   -------------    -----------    ------------
Balance, December 31, 2001. . . . . . . . . . . . . . . . . . .   $2,500,000    $267,500,000    $ 1,608,456    $271,608,456
                                                                  ----------   -------------    -----------    ------------

               See notes to statutory-basis financial statements.

                        TIAA-CREF LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                                                 For the Years Ended December 31,
                                                                           ------------------------------------------
                                                                               2001           2000           1999
                                                                           ------------   ------------   ------------
CASH PROVIDED
   By operating activities:
   Insurance and annuity premiums, deposits and other considerations. . .  $298,777,072   $333,203,007   $ 59,475,280
   Investment income, net . . . . . . . . . . . . . . . . . . . . . . . .    42,079,783     19,985,947     17,922,072
                                                                           ------------   ------------   ------------
        Total Receipts. . . . . . . . . . . . . . . . . . . . . . . . . .   340,856,855    353,188,954     77,397,352
                                                                           ------------   ------------   ------------
   Policy and contract benefits. . .  . . . . . . . . . . . . . . . . . .    14,664,753      7,111,574        368,537
   Operating expenses . . . . . . . . . . . . . . . . . . . . . . . . . .    32,260,475      8,032,317      1,509,587
   Federal income tax expense (benefit).. . . . . . . . . . . . . . . . .    (3,064,738)     3,375,162      5,860,300
   Transfers to separate accounts, net. . . . . . . . . . . . . . . . . .    42,575,201     89,382,573     20,604,591
   Other, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (5,229,570)    (3,114,956)    (5,190,253)
                                                                           ------------   ------------   ------------
        Total Disbursements . . . . . . . . . . . . . . . . . . . . . . .    81,206,121    104,786,670     23,152,762
                                                                           ------------   ------------   ------------
        Cash Provided by Operating Activities . . . . . . . . . . . . . .   259,650,734    248,402,284     54,244,590
                                                                           ------------   ------------   ------------
By financing and miscellaneous activities:
   Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . .    25,000,000             --             --
   Net deposits on deposit-type contracts . . . . . . . . . . . . . . . .   177,333,886             --             --
                                                                           ------------   ------------   ------------
        Cash Provided by Financing and Miscellaneous Activities . . . . .   202,333,886             --             --
                                                                           ------------   ------------   ------------
By investing activities:
   Sales and redemptions of bonds . . . . . . . . . . . . . . . . . . . .   122,524,677     16,339,557     18,909,925
   Repayment of mortgage principal. . . . . . . . . . . . . . . . . . . .       444,129        413,257        366,218
   Other, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         3,761            156          1,396
                                                                           ------------   ------------   ------------
        Cash Provided by Investing Activities . . . . . . . . . . . . . .   122,972,567     16,752,970     19,277,539
                                                                           ------------   ------------   ------------
        TOTAL CASH PROVIDED . . . . . . . . . . . . . . . . . . . . . . .   584,957,187    265,155,254     73,522,129
DISBURSEMENTS FOR NEW INVESTMENTS
Investments acquired:
   Bonds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   552,757,165    236,390,025     50,478,719
   Mortgages. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            --             --      2,000,000
                                                                           ------------   ------------   ------------
        TOTAL DISBURSEMENTS FOR NEW INVESTMENTS . . . . . . . . . . . . .   552,757,165    236,390,025     52,478,719
                                                                           ------------   ------------   ------------
        INCREASE IN CASH AND SHORT-TERM INVESTMENTS . . . . . . . . . . .    32,200,022     28,765,229     21,043,410
        CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF YEAR. . . . . . .    55,907,109     27,141,880      6,098,470
                                                                           ------------   ------------   ------------
        CASH AND SHORT-TERM INVESTMENTS AT END OF YEAR. . . . . . . . . .  $ 88,107,131   $ 55,907,109   $ 27,141,880
                                                                           ------------   ------------   ------------


               See notes to statutory-basis financial statements.

                        TIAA-CREF LIFE INSURANCE COMPANY


                  NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

NOTE 1 - ORGANIZATION AND OPERATIONS

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company ("TIAA-CREF Life") on May 1, 1998. TIAA-CREF Life is a wholly-owned subsidiary of TIAA-CREF Enterprises, Inc. ("Enterprises"), which is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918. As of December 31, 2001, TIAA-CREF Life was licensed in 45 jurisdictions.

TIAA-CREF Life issues non-qualified annuity contracts with fixed and variable components, fixed universal life contracts, individual long-term care insurance contracts, funding agreements, term insurance and single premium immediate annuities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

TIAA-CREF Life's statutory-basis financial statements have been prepared on the basis of statutory accounting practices prescribed or permitted by the New York State Insurance Department ("Department"), a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States ("GAAP"). (Refer to the section titled "Accounting Principles Generally Accepted in the United States" within this note.) Accounting changes adopted to conform to the provisions of the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual, ("NAIC SAP") are reported as changes in accounting principles. The cumulative effect of changes in accounting principles to conform to NAIC SAP as adopted by the Department was $0 since TIAA-CREF Life did not have assets, liabilities or transactions affected by the cumulative changes in accounting principles.

The Department has certain statutory accounting practices that differ from those found in NAIC SAP. For example, the Department does not permit deferred federal income taxes to be recognized.

Reconciliations of TIAA-CREF Life's net income and capital and surplus between NAIC SAP and statutory accounting practices prescribed by the Department are shown below:

                                                              2001
                                                         -------------
Net Income, New York State Basis . . . . . . . . . . . . $ (15,410,400)
Net Income, NAIC SAP . . . . . . . . . . . . . . . . . . $ (15,410,400)
                                                         =============
Statutory Surplus, New York State Basis. . . . . . . . . $ 269,108,456
Deferred Federal Income Tax Asset. . . . . . . . . . . .       355,000
                                                         -------------
Statutory Surplus, NAIC SAP. . . . . . . . . . . . . . . $ 269,463,456
                                                         =============

The preparation of TIAA's financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by TIAA-CREF Life:

Valuation of Investments

Bonds and short-term investments (debt securities with maturities of one year or less at the time of acquisition) not in default are generally stated at amortized cost and all other bonds and short-term investments at the lower of amortized cost or market value. For loan-backed bonds and structured securities, amortized cost is determined using actual and anticipated cash flows under the prospective method for interest-only securities and under the retrospective method for all other securities. Anticipated prepayments are based on life-to-date prepayment speeds, using historical cash flows, and internal estimates. Mortgages are stated at amortized cost. Separate account assets are generally stated at market value. All investments are stated net of impairments which are considered to be other than temporary, and are determined on an individual asset basis.

Accounting for Investments

Investment transactions are accounted for as of the date the investments are purchased or sold (trade date). Realized capital gains and losses on investment transactions are accounted for under the specific identification method.

Derivative Instruments

TIAA-CREF Life has filed a Derivatives Use Plan with the Department. This plan details TIAA-CREF Life's derivative policy objectives, strategies and controls, and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that TIAA-CREF Life has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, effectiveness and counterparty credit quality. TIAA-CREF Life uses derivative instruments for hedging purposes. TIAA-CREF Life enters into derivatives directly with counterparties of high credit quality (i.e., rated AA or better at time of inception) and monitors counterparty credit quality on an ongoing basis. TIAA-CREF Life's counterparty credit risk is limited to the positive fair value of its derivative positions.

Interest Rate Swap Contracts

TIAA-CREF Life enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow TIAA-CREF Life to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. TIAA-CREF Life also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows in connection with certain interest sensitive products. Payments received and payments made under interest rate swap contracts are reflected in net investment income.

Separate Account

Separate account assets and liabilities that are reported in the accompanying balance sheets at market value, represent funds that are separately administered for which the contractholder, rather than TIAA-CREF Life, bears the investment risk. The operations of the separate account, other than those that are investment related, are included in the accompanying financial statements.

Policy and Contract Reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest (at rates ranging from 2.25% to 6.8% and averaging approximately 6%), mortality and other risks insured. Such reserves establish a sufficient provision for all contractual benefits guaranteed under policy and contract provisions.

Asset Valuation Reserve

The Asset Valuation Reserve ("AVR"), which covers all invested asset classes, is an explicit liability reserve required by the NAIC and is intended to provide for potential future credit and equity losses. Formula calculations determine the required contribution amounts, and contributions to the AVR are reported as transfers from surplus.

Interest Maintenance Reserve

The Interest Maintenance Reserve ("IMR") is a liability reserve required by the NAIC which accumulates realized capital gains and losses resulting from interest rate fluctuations. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold. At December 31, 2001, the IMR balance was approximately $2,230,000. At December 31, 2000, the IMR balance was ($220,430), representing unamortized net capital losses. Since the balance was negative, it was treated as a non-admitted asset.


Premiums and Deposits



Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies and funding agreements with mortality risk are also recognized as revenue when due. Subsequent to January 1, 2001, premiums received for annuity policies and funding agreements without mortality risk are recorded using deposit accounting. Prior to January 1, 2001, premiums received for annuity policies and funding agreements without mortality risk were recognized as premium revenue when due and as expenses in the increase in policy and contract reserves.


Accounting Principles Generally Accepted in the United States The Financial Accounting Standards Board ("FASB") requires that financial statements that are intended to be in conformity with GAAP should follow all applicable authoritative accounting pronouncements. As a result, TIAA-CREF Life cannot refer to financial statements prepared in accordance with statutory accounting practices as having been prepared in accordance with GAAP. The differences between accounting principles generally accepted in the United States and statutory accounting practices would have a material effect on TIAA-CREF Life's financial statements, and the primary differences can be summarized as follows. Under GAAP:

      o     The formula AVR is eliminated as a liability reserve;

      o The IMR is eliminated and realized gains and losses resulting from interest rate fluctuations are reported as a component of net income rather than being accumulated in and subsequently amortized out of the IMR;

      o     The "non-admitted" asset designation is not utilized;

      o Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred;

      o Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

      o Long-term bond investments considered to be "available for sale" are carried at fair value rather than at amortized cost;

      o Deferred tax assets and liabilities are determined based on the differences between the financial statement amounts and the tax bases of assets and liabilities and are fully recognized rather than being recognized with limitations under NAIC SAP. The Department does not currently allow even limited recognition of deferred tax, assets and liabilities;

      o Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item.

Management believes that the effects of these differences would increase TIAA-CREF Life's total capital if GAAP were implemented.

Reclassifications

Certain amounts in the 2000 and 1999 financial statements have been reclassified to conform with the 2001 presentation.

NOTE 3 - INVESTMENTS

Securities Investments

TIAA-CREF Life's long-term bond portfolio at December 31, 2001 was comprised of publicly offered securities (62.2%) and private placement securities (37.8%) and is well diversified by industry sector. TIAA-CREF Life has instituted systems, practices and procedures to monitor the effects of current and expected market conditions and other factors that may affect the collectability of its bond investments. TIAA-CREF Life's practices and procedures include regular reviews of the portfolio on a credit by credit basis. Credits are reviewed to determine the severity of losses and the nature and extent of impairments. At December 31, 2001 and 2000, the carrying values (balance sheet amounts) and estimated market values of long-term bond investments, and the gross unrealized gains and losses with respect to such market values, are shown below:


                                                                                      Gross
                                                                      Carrying      Unrealized       Unrealized         Estimated
                                                                        Value         Gains            Losses         Market Value
                                                                   ------------    ------------    -------------      ------------
December 31, 2001
U.S. Government................................................... $ 12,052,691    $    464,098    $          --      $ 12,516,789
States, Territories and Possessions                                   8,000,000          57,810           (3,350)        8,054,460
Special Revenue and Special Assessment, Non-Guaranteed Agencies
   and Governments................................................   14,040,000         800,391               --        14,840,391
Public Utilities..................................................   31,442,921         993,565           (2,365)       32,434,121
Industrial and Miscellaneous......................................  835,251,476      15,871,693      (14,991,315)      836,131,854
                                                                   ------------    ------------    -------------      ------------
     Total........................................................ $900,787,088    $ 18,187,557    $ (14,997,030)     $903,977,615
                                                                   ============    ============    =============      ============



                                                                                      Gross
                                                                      Carrying      Unrealized       Unrealized         Estimated
                                                                        Value         Gains            Losses         Market Value
                                                                   ------------    ------------    -------------      ------------
December 31, 2000
U.S. Government................................................... $ 12,090,889    $    690,469    $     (14,740)     $ 12,766,618
States, Territories and Possessions...............................    3,000,000          44,640               --         3,044,640
Special Revenue and Special Assessment, Non-Guaranteed Agencies
   and Governments................................................   14,295,000       1,000,237               --        15,295,237
Public Utilities..................................................    9,070,110         314,664               --         9,384,774
Industrial and Miscellaneous......................................  432,988,082       6,453,383       (7,059,987)      432,381,478
                                                                   ------------    ------------    -------------      ------------
     Total........................................................ $471,444,081    $  8,503,393    $  (7,074,727)     $472,872,747
                                                                   ============    ============    =============      ============


At December 31, 2001 and 2000, approximately 97.6% and 100%, respectively, of the long-term bond portfolio was comprised of investment grade securities. At December 31, 2001, TIAA-CREF Life had no outstanding forward commitments for future securities investments.

Debt securities amounting to approximately $8,243,000 and $8,277,000 at December 31, 2001 and 2000, respectively, were on deposit with governmental authorities or trustees, as required by law.

The carrying values and estimated market values of long-term bond investments at December 31, 2001, by contractual maturity, are shown below:

                                                Carrying          Estimated
                                                 Value          Market Value
                                              ------------      ------------
Due in one year or less...................     $17,484,770       $17,691,500
Due after one year through five years.....     318,254,500       325,781,800
Due after five years through ten years....     158,084,033       157,315,087
Due after ten years.......................     149,130,238       147,985,227
                                              ------------      ------------
        Subtotal..........................     642,953,541       648,773,614
Mortgage-backed securities................      25,292,779        25,253,106
Asset-backed securities...................     125,577,866       123,556,575
Commercial mortgage-backed securities          106,962,902       106,394,320
                                              ------------      ------------
        Total.............................    $900,787,088      $903,977,615
                                              ============      ============

Bonds, other than mortgage-backed and asset-backed securities, which are not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations, although prepayment premiums may be applicable.

At December 31, 2001 and 2000, the carrying values of long-term bond investments were diversified by industry classification as follows:

                                                    2001            2000
                                                   ------           ------
Manufacturing............................           20.7%            23.2%
Asset-backed securities..................           13.9             16.1
Commercial mortgage-backed securities...            11.9              8.3
Finance and financial services...........           10.9             16.3
Communication............................            9.0              5.0
Public Utilities.........................            7.6              5.7
Retail and wholesale trade...............            4.7              2.6
Mortgage-backed securities...............            2.8              5.4
Government...............................            2.3              4.0
Oil and gas..............................            2.3              3.7
Other....................................           13.9              9.7
                                                   ------           ------
        Total............................          100.0%           100.0%
                                                   ======           ======

At December 31, 2001 and 2000, TIAA-CREF Life had an interest rate swap contract outstanding with a total notional value of $10,000,000 and $0, respectively.

Mortgage Loan Investments

TIAA-CREF Life makes mortgage loans that are principally collateralized by commercial real estate. TIAA-CREF Life's mortgage underwriting standards generally result in first mortgage liens on completed income-producing properties for which the loan-to-value ratio at the time of closing generally ranges between 65% and 75%. TIAA-CREF Life employs a system to monitor the effects of current and expected market conditions and other factors on the collectibility of mortgage loans. This system is utilized to identify and quantify any impairments in value considered to be other than temporary (none were identified at December 31, 2001 and 2000).

The mortgage loan investments at December 31, 2001 and 2000, are primarily collateralized by shopping centers (67.8%), and apartments (32.2%) and are primarily located in the South Atlantic (67.8%) and East North Central (32.2%) regions of the United States.

At December 31, 2001, the contractual maturity schedule of mortgage loans is shown below:

                                                   Carrying
                                                     Value
                                                  -----------
Due in one year or less....................          $477,314
Due after one year through five years......         2,293,720
Due after five years through ten years.....        18,150,511
Due after ten years........................         7,340,207
                                                  -----------
      Total................................       $28,261,752
                                                  ===========

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgage loans, although prepayment premiums may be applicable.

The funding of mortgage loan commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. At December 31, 2001, TIAA-CREF Life had no outstanding forward commitments for future mortgage loan investments.

NOTE 4 - INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

Net Investment Income: For the years ended December 31, 2001, 2000 and 1999, the components of net investment income were as follows:


                                                                             2001           2000           1999
                                                                          -----------    -----------    -----------
Gross investment income:
  Bonds...............................................................    $43,820,226    $23,538,859    $15,597,349
  Mortgages...........................................................      2,029,819      2,062,238      2,053,110
  Cash and short-term investments.....................................      2,158,530      1,657,009      1,143,214
  Other...............................................................          9,602       (870,195)       287,700
                                                                          -----------    -----------    -----------
       Total..........................................................     48,018,177     26,387,911     19,081,373
Less investment expenses..............................................      1,391,799      1,013,981        194,176
                                                                          -----------    -----------    -----------
Net investment income before amortization of IMR gains................     46,626,378     25,373,930     18,887,197
Plus amortization net of IMR gains....................................        505,130        (35,842)         6,758
                                                                          -----------    -----------    -----------
Net investment income.................................................    $47,131,508    $25,338,088    $18,893,955
                                                                          ===========    ===========    ===========


The net earned rates of investment income on total invested assets (computed as net investment income before amortization of net IMR gains divided by mean invested assets) were 6.04%, 6.12%, and 6.88% in 2001, 2000, and 1999, respectively.

Realized Capital Gains and Losses: For the years ended December 31, 2001, 2000 and 1999, the net realized capital gains (losses) on sales and redemptions of investments were as follows:

                                                                            2001          2000            1999
                                                                          ---------     ---------       ---------
Bonds.................................................................    $(629,545)    $(572,925)      $ 187,504
Short-term investments................................................        3,761           156           1,396
                                                                          ---------     ---------       ---------
Total realized gains (losses) before capital gains tax................     (625,784)     (572,769)        188,900
Capital gains tax (expense) benefit...................................     (127,481)      200,469         (66,115)
                                                                          ---------     ---------       ---------
        Total.........................................................    $(753,265)    $(372,300)      $ 122,785
                                                                          =========     =========       =========

NOTE 5 - DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value amounts of financial instruments presented in the following tables have been determined by TIAA-CREF Life using market information available as of December 31, 2001 and 2000 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts TIAA-CREF Life could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                                             Notional      Carrying        Estimated
                                                                              Value         Value          Fair Value
                                                                           -----------    ------------    ------------
December 31, 2001
Assets
  Bonds................................................................                   $900,787,088    $903,977,615
  Mortgages............................................................                     28,261,752      29,526,413
  Cash and short-term investments......................................                     88,107,131      88,107,131
  Separate account seed money investment...............................                        379,721         379,721
Liabilities
  Personal Annuity Select - Fixed Account..............................                    419,338,837     419,338,837
  Funding Agreements...................................................                    295,470,130     295,470,130
Other Financial Instruments
  Interest Rate Swap Contract..........................................    $10,000,000              --          15,581

December 31, 2000
Assets
  Bonds................................................................                   $471,444,081    $472,872,747
  Mortgages............................................................                     28,705,881      28,379,371
  Cash and short-term investments......................................                     55,907,109      55,907,109
  Separate account seed money investment...............................                        452,821         452,821
Liabilities
  Personal Annuity Select - Fixed Account..............................                    171,038,864     171,038,864
  Funding Agreements...................................................                    110,640,584     110,640,584

Bonds

The fair values for publicly traded long-term bond investments are determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values are determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings. The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, 2001 and 2000 are as follows:

                                                                             2001                            2000
                                                                 ----------------------------    ----------------------------
                                                                    Carrying      Estimated       Carrying       Estimated
                                                                     Value        Fair Value       Value         Fair Value
                                                                 ------------    ------------    ------------    ------------
Publicly traded bonds........................................    $340,057,349    $338,278,638    $356,569,668    $355,612,007
Privately placed bonds.......................................     560,729,739     565,698,977     114,874,413     117,260,740
                                                                 ------------    ------------    ------------    ------------
Total........................................................    $900,787,088    $903,977,615    $471,444,081    $472,872,747
                                                                 ============    ============    ============    ============

Mortgages

The fair values of mortgages are generally determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

Cash and short-term investments and separate account seed money investment The carrying values are reasonable estimates of their fair values.

Personal Annuity Select - Fixed Account: The carrying values of the liabilities are reasonable estimates of their fair values. Interest Rate Swap Contracts: The fair values of interest rate swap contracts, which are used for hedging purposes, are the estimated net gains that TIAA-CREF Life would record if the interest rate swaps were liquidated at year-end. The swap agreements have no carrying value. The fair values of interest rate swap contracts are estimated internally based on anticipated interest rates and estimated future cash flows, and such values are reviewed for reasonableness with estimates from TIAA-CREF Life's counterparties.

Insurance and Annuity Contracts

TIAA-CREF Life's insurance and annuity contracts, other than the Personal Annuity Select contract disclosed above, entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

Funding Agreements

The carrying values (account balance) of the liabilities are reasonable estimates of their fair values.

NOTE 6 - SEPARATE ACCOUNT

TIAA-CREF Life Separate Account VA-1 ("VA-1") is a unit investment trust with all of its assets invested in an underlying portfolio of mutual funds, TIAA-CREF Life Funds. Currently, TIAA-CREF Life Funds have five investment portfolios:
Growth Fund, Growth and Income Fund, International Equity Fund, Stock Index Fund and Social Choice Equity Fund. The value of seed money invested by TIAA-CREF Life's general account in the unit investment trust at December 31, 2001 and 2000 was approximately $379,700 and $452,800, respectively. The account offers full or partial withdrawal at market value with no surrender charge.

TIAA-CREF Life provides mortality and expense guarantees to VA-1, for which it is compensated. TIAA-CREF Life guarantees that at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. TIAA-CREF Life also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

Other than the guarantees mentioned above, TIAA-CREF Life does not make any guarantees to policyholders on its separate accounts (including the investment performance of the separate accounts). The assets and liabilities of these accounts (which represent participant account values) are generally carried at market value.

NOTE 7 - RELATED PARTY TRANSACTIONS

The majority of services for the operation of TIAA-CREF Life are provided, at cost, by TIAA pursuant to a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on TIAA's costs for providing such services. TIAA-CREF Life also reimburses TIAA on a quarterly basis for certain investment management services, at cost, as per the terms of an Investment Management Agreement.

TIAA-CREF Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of capital and surplus of $250 million or the amount of capital and surplus necessary to maintain TIAA-CREF Life's capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or such other amount as necessary to maintain TIAA-CREF Life's financial strength rating at least the same as TIAA's rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. TIAA made a $25,000,000 capital contribution to TIAA-CREF Life during 2001, which brings the total net paid-in-capital received from TIAA to $270,000,000.

In 2001, TIAA-CREF Life entered into a $100 million unsecured credit facility arrangement with TIAA. As of December 31, 2001, $30 million of this facility was maintained on a committed basis for which TIAA-CREF Life paid a commitment fee. There were no drawdowns under this facility during 2001.

TIAA-CREF Life provides all administrative services for VA-1 in accordance with an Administrative Services Agreement with VA-1. Teachers Personal Investor Services, a wholly-owned subsidiary of Enterprises, distributes contracts for VA-1.

Services for guaranteed funding agreements used to fund certain qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. ("TFI"), a wholly-owned subsidiary of Enterprises, is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a Service Agreement between TIAA-CREF Life and TFI.

NOTE 8 - FEDERAL INCOME TAXES

Beginning January 1, 1998, TIAA-CREF Life Insurance Company began filing a consolidated federal income tax return with its parent and its affiliates. The tax sharing agreement follows the current reimbursement method, whereby members of the consolidated group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to limitations imposed under the Internal Revenue Code, ("Code").

The federal income tax provisions included in the accompanying statements of operations are based on taxes actually paid or recovered or anticipated to be paid or recovered. The income tax benefit (expense) of $1,852,000, $(1,542,000) and $(5,195,000) for 2001, 2000 and 1999 respectively, reflected in the accompanying statements of operations are the amounts that are payable or receivable under such tax sharing agreement. TIAA-CREF Life reported a tax loss for 2001, for which it is being fully reimbursed by TIAA due to taxes paid by TIAA-CREF Life in prior years. TIAA-CREF Life's tax loss for 2001 differed from its annual statement loss primarily due to differences in required reserves and the capitalization of policy acquisition costs required by the Code. At December 31, 2001 and 2000, TIAA-CREF Life had a receivable due of $1,056,000 and $2,397,000, respectively, from TIAA for federal income taxes.

At December 31, 2001, TIAA-CREF Life had no net operating loss (NOL) carryforward for tax purposes. It had capital loss carryforwards of $950,000 at December 31, 2001. These capital loss carryforwards will expire after five years (in 2005 and 2006). TIAA-CREF Life incurred federal taxes of $1,265,000 during 2000 and $5,225,000 during 1999 that are available for recoupment in the event of future net losses.

NOTE 9 - PENSION PLAN AND POSTRETIREMENT BENEFITS

TIAA-CREF Life has no employees. TIAA allocates employee benefit expenses to TIAA-CREF Life based on salaries attributable to TIAA-CREF Life. TIAA-CREF Life's net expense for the qualified defined contribution plan was approximately $1,684,900, $679,100 and $203,449 for 2001, 2000 and 1999, respectively, and for other postretirement benefit plans was $189,600, $77,700 and $27,106 for 2001, 2000 and 1999, respectively.

NOTE 10 - POLICY AND CONTRACT RESERVES

At December 31, 2001 and 2000, TIAA-CREF Life's general account annuity reserves and deposit liabilities are summarized as follows:

                                                                                         2001                       2000
                                                                                ------------------------   ------------------------
                                                                                  Amount         Percent      Amount        Percent
                                                                                ------------     -------   ------------     -------
Subject to discretionary withdrawal:
  At book value without adjustment..........................................    $716,152,634       99.5%   $281,991,501       99.5%
  At market value...........................................................              --         --              --         --
Not subject to discretionary withdrawal.....................................       3,549,260        0.5       1,512,595        0.5
                                                                                ------------      -----    ------------      -----
Total annuity reserves and deposit liabilities..............................     719,701,894      100.0%    283,504,096      100.0%
Reconciliation to total policy and contract reserves shown on the balance sheets:
    Reserves on other life policies and contracts...........................       3,061,586                    101,547
    Reserves on accident and health policies................................       8,208,743                    781,100
                                                                                ------------               ------------
Total policy and contract reserves..........................................    $730,972,223               $284,386,743
                                                                                ============               ============

At December 31, 2001, additional long-term care insurance reserves in the amount of $5,000,000 were established in accordance with regulatory asset and reserve adequacy requirements.

NOTE 11 - CONCENTRATION OF RISK

TIAA-CREF Life received approximately $132,877,000 in Guaranteed Funding Agreement deposits from the state of California under the Golden State Scholarshare College Savings Trust in 2001 for its Guaranteed Option and the Governor's Scholarship program. This represented approximately 23% of TIAA-CREF Life's total cash provided from all sources in 2001.

NOTE 12 - CONTINGENCIES

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to TIAA-CREF Life's financial position or the results of its operations.

                           PART C - OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

      Part A: None

      Part B: Includes the following financial statements of the Separate Account and TIAA-CREF Life Insurance Company:


      TIAA-CREF LIFE SEPARATE ACCOUNT VA-1
      Audited Financial Statements
        December 31, 2001:
            Report of Management Responsibility....................   B-6
            Report of Independent Auditors.........................   B-7
            Statements of Assets and Liabilities...................   B-8
            Statements of Operations...............................   B-9
            Statements of Changes in Net Assets....................  B-10
            Notes to Financial Statements..........................  B-12

      TIAA-CREF LIFE INSURANCE COMPANY
      Audited Statutory-Basis Financial Statements
        December 31, 2001, 2000 and 1999:
            Chairman's Letter......................................  B-15
            Report of Management Responsibility....................  B-16
            Report of the Audit Committee..........................  B-17
            Report of Independent Auditors.........................  B-18
            Balance Sheets.........................................  B-19
            Statements of Operations...............................  B-20
            Statements of Changes in Capital and Surplus...........  B-21
            Statements of Cash Flows...............................  B-22
            Notes to Statutory-Basis Financial Statements..........  B-23


      (b)   Exhibits

            (1) Resolutions of the Board of Directors of TIAA-CREF Life establishing the Registrant 1/
            (2)   None


            (3)   (A)   Distribution Agreement by and among TIAA-CREF Life,
                        TIAA-CREF Life on behalf of the Registrant, and Teachers
                        Personal Investors Services, Inc. (TPIS) 2/
                  (B)   Selling Agreement between TPIS and TIAA-CREF Individual
                        and Institutional Services, Inc. and Amendment thereto
                        1/



            (4)   Forms of Personal Annuity Select Contract3/ and endorsements*



            (5)   Forms of Application for Personal Annuity Select Contract*


            (6)   (A)   Charter of TIAA-CREF Life 2/
                  (B)   Bylaws of TIAA-CREF Life 2/

            (7)   None

            (8)   Participation/Distribution Agreement with TIAA-CREF Life Funds
                  2/

            (9)   Consent of Charles H. Stamm, Esquire *
            (10)  (A)   Consent of Sutherland Asbill & Brennan LLP *
                  (B)   Consent of Ernst & Young LLP *
            (11)  None

            (12)  (A)   Seed money memorandum, dated February 29, 2000 3/
                  (B)   Seed money memorandum, dated August 1, 2002*

            (13)  Schedule of Computation of Performance Information *
            (14)  Financial Data Schedule - not required

---------
*     Filed herein.
1 Previously filed as part of the initial filing of this Registration Statement on August 18, 1998.
2 Previously filed as part of the Pre-Effective Amendments Nos. 1 and 2 to this Registration Statement, on December 7, 1998 and December 22, 1998, respectively.
3 Previously filed as part of the Post-Effective Amendment No. 3 to this Registration Statement, on March 28, 2000.


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR.

Name and Principal Business Address             Positions and Offices with the Depositor
-----------------------------------             ----------------------------------------
Scott C. Evans                                  Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Dennis D. Foley                                 Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Martin E. Galt, III                             Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Richard L. Gibbs                                Director, Executive Vice President
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Don W. Harrell                                  Director

Name and Principal Business Address             Positions and Offices with the Depositor
-----------------------------------             ----------------------------------------
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Matina S. Horner                                Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Martin L. Leibowitz                             Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Glenn A. MacFarlane                             Director, Vice President and Chief Financial
TIAA-CREF Life Insurance Company                Officer
730 Third Avenue
New York, New York  10017-3206

Bertram L. Scott                                Director, Chairman, President and
TIAA-CREF Life Insurance Company                Chief Executive Officer
730 Third Avenue
New York, New York  10017-3206

John A. Somers                                  Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Charles H. Stamm                                Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Mary Ann Werner                                 Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

James A. Wolf                                   Director
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Richard J. Adamski                              Vice President and Treasurer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Name and Principal Business Address             Positions and Offices with the Depositor
-----------------------------------             ----------------------------------------
Morlee Miller                                   Chief Administrative Officer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Michael T. O'Kane                               Chief Investment Officer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Gary Chinery                                    Assistant Treasurer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Kathy VanNoy-Pineda                             Director, Compliance
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Barry Johnson                                   Assistant Investment Officer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Steven L. Sterman                               Assistant Investment Officer
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Diane M. McGovern                               Appointed Actuary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Edwin Betz                                      Illustration Actuary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Matthew Daitch                                  Assistant Actuary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Name and Principal Business Address             Positions and Offices with the Depositor
-----------------------------------             ----------------------------------------
Mark L. Serlen                                  Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Edward J. Leahy                                 Assistant Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Benjamin Leiser                                 Assistant Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Roger A. Vellekamp                              Assistant Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

Bruce Wallach                                   Assistant Secretary
TIAA-CREF Life Insurance Company
730 Third Avenue
New York, New York  10017-3206

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

            TIAA-CREF Life Insurance Company, the depositor, is a direct wholly-owned subsidiary of TIAA-CREF Enterprises, Inc., a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (TIAA). The following companies are subsidiaries of TIAA and are included in the consolidated financial statements of TIAA.

All TIAA subsidiary companies are Delaware corporations, except as indicated.


Bethesda ARC, LLC


BT Properties, Inc.
College Credit Trust
DAN Properties, Inc.
ETC Repackaging, Inc.
Illinois Teachers Properties, LLC
JV Florida One, Inc.
JV Florida Four, Inc.
JV Georgia One, Inc.




JV Minnesota One, Inc.
JV North Carolina One, Inc.
JWL Properties, Inc.
Liberty Place Retail, Inc.
Liberty Place Retail II, Inc.
Light St. Partners, LLP
M.O.A. Enterprises, Inc.
MOA Investors I, Inc.

NCDC Funding, LLC ND Properties, Inc.
Rouse-Teachers Holding Company
Savannah Teachers Properties, Inc.
T114 Properties, Inc.
T-Investment Properties Corp.
T-Land Corp.
TCT Holdings, Inc.
Teachers Advisors, Inc.
Teachers Boca Properties II, Inc.
Teachers Boca Properties III, Inc.
Teachers Concourse, LLC
Teachers Mayflower, LLC
Teachers Michigan Properties, Inc.
Teachers Pennsylvania Realty, Inc.
Teachers Personal Investors Services, Inc.
Teachers Properties, Inc.
Teachers REA, LLC
Teachers REA II, LLC
Teachers REA III, LLC
Teachers REA IV, LLC
Teachers Realty Corporation
Teachers West, LLC

Ten Westport I, LLC

TEO-NP, LLC

Three Trails Town Center, LLC

TIAA Advisory Services, LLC
TIAA CMBS I, LLC
TIAA Diamond Investor, LLC
TIAA European Funding Trust
TIAA Financial Services, LLC

TIAA Florida Mall, LLC

TIAA Franklin Square, LLC

TIAA Global Markets, Inc.

TIAA Lakepointe, LLC

TIAA Miami International Mall, LLC

TIAA Realty, Inc.
TIAA Retail Commercial, LLC

TIAA SF One, LLC

TIAA Tri-State, LLC
TIAA Timberlands I, LLC
TIAA Timberlands II, LLC

TIAA West Town Mall, LLC

TIAA-CREF Enterprises, Inc.
TIAA-CREF Individual & Institutional Services, Inc.
TIAA-CREF Investment Management, LLC
TIAA-CREF Life Insurance Company
TIAA-CREF Trust Company, FSB
TIAA-CREF Tuition Financing, Inc.
TIAA-Fund Equities, Inc.

Twenty West Port I, LLC

TPI Housing, Inc.
Washington Teachers Properties II, Inc.
WRC Properties, Inc.
730 Texas Forest Holdings, Inc.
485 Properties, LLC

2 LPPA, LLC

Subsidiaries of Teachers Properties, Inc.:
Rouse-Teachers Holding Company
Rouse-Teachers Land Holdings, Inc.

1)    All subsidiaries are Delaware corporations except as follows:
      A)    Pennsylvania non-stock, non-profit corporations:
            Liberty Place Retail, Inc.
            Teachers Pennsylvania Realty, Inc.
            Teachers Realty Corporation
      B)    College Credit Trust, a New York Trust
      C)    TIAA-CREF Life Insurance Company is a New York Corporation
      D)    TIAA-CREF Trust Company, FSB is a Federal Savings Bank
      E)    TIAA European Funding Trust, a Delaware Trust
      F)    Light St. Partners, LLP, a Maryland Limited Liability Partnership
      G)    Rouse-Teachers Holding Company, a Nevada Corporation

2)    All subsidiaries are 100% owned directly by TIAA, except as follows:
      A) TIAA-CREF Enterprises, Inc. owns 100% of the stock of Teachers Advisors, Inc., Teachers Personal Investors Services, Inc., TIAA-CREF Life Insurance Company, TIAA-CREF Tuition Financing, Inc. and TCT Holdings, Inc.
      B) TCT Holdings, Inc. owns 100% of the stock of TIAA-CREF Trust Company, FSB.
      C) Teachers Properties, Inc. owns 100% of the stock of TPI Housing, Inc. and 95% of the stock of Rouse-Teachers Holding Company. Rouse-Teachers Holding Company owns 100% of the stock of Rouse-Teachers Land Holdings, Inc.

      D) ND Properties, Inc. owns 100% of the stock of IMOR, S.A., a Portuguese corporation, TIAA Lux 1, Societe a responsabilite limitee, TIAA Lux 2, Societe a responsabilite limitee and TIAA Lux 3, Societe a responsabilite limitee, all Luxemburg corporations.


(3) All subsidiaries have as their sole purpose the ownership of investments which could, pursuant to New York State Insurance Law, be owned by TIAA itself, except the following:
      A) Teachers Advisors, Inc., which provides investment advice for the Registrant and others.
      B) Teachers Personal Investors Services, Inc., which provides broker-dealer services for the Registrant and others.
      C) TIAA-CREF Investment Management, LLC, which provides investment advice for College Retirement Equities Fund.
      D) TIAA-CREF Individual & Institutional Services, Inc., which provides broker-dealer and administrative services for College Retirement Equities Fund.
      E) TCT Holdings, Inc., which is a unitary thrift holding company, was formed for the sole purpose of holding stock of a federal chartered savings bank.
      F) TIAA-CREF Life Insurance Company, which is a subsidiary life insurance company of TIAA, is licensed under the State of New York to market certain life insurance products not currently offered by TIAA.
      G) TIAA-CREF Trust Company, FSB which is a federal chartered savings bank.
      H) TIAA-CREF Tuition Financing, Inc. which was formed to administer tuition assistance plans.

ITEM 27. NUMBER OF CONTRACTOWNERS


      As of September 30, 2002, there were 16,876 owners of contracts of the class presently offered by this Registration Statement.


ITEM 28. INDEMNIFICATION

      The TIAA-CREF Life bylaws provide that TIAA-CREF Life will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of TIAA-CREF Life, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of TIAA-CREF Life, or is or was serving at the request of TIAA-CREF Life as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of TIAA-CREF Life and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys' fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

      (a) Teachers Personal Investors Service, Inc. ("TPIS"), acts as principal underwriter for Registrant, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds.

      (b) The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

      (c)   Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant's home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, New York 10017. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, New York 10918.

ITEM 31. MANAGEMENT SERVICES

      Not Applicable.

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

      (a) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

      (b) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

      (c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

      (d) TIAA-CREF Life represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life. TIAA-CREF Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors, as: the nature and extent of such services, expenses and risks; the need for TIAA-CREF Life to earn a profit; and the degree to which the contracts include innovative features. This representation applies to all contracts sold pursuant to this Registration Statement, including those sold on the terms specifically described in the Prospectus contained herein, or any variations therein, based on supplements, endorsements, or riders to any Contracts or prospectus, or otherwise.

                                   SIGNATURES


      As required by the Securities Act of 1933 and the Investment Company Act of 1940, TIAA-CREF Life Separate Account VA-1 certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf, in the City of New York and State of New York on the 25th day of October, 2002.


                              TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

                                   By:  TIAA-CREF Life Insurance Company
                                        (On behalf of the Registrant and itself)


                                   By:  /s/ Bertram L. Scott
                                        ----------------------------------------
                                        Bertram L. Scott
                                        Chairman, President and
                                        Chief Executive Officer

                  As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                     Title                                              Date
---------                     -----                                              ----
/s/ Bertram L. Scott          Chairman, President and                            10/25/02
--------------------------    Chief Executive Officer (Principal
Bertram L. Scott              Executive Officer)



/s/ Glenn A. MacFarlane       Vice President and Chief Financial                 10/25/02
--------------------------    Officer (Principal Financial and
Glenn A. MacFarlane           Accounting Officer) and Director

Signature of Director         Date        Signature of Director         Date
---------------------         ----        ---------------------         ----
/s/ Scott C. Evans            10/25/02    /s/ Glenn A. MacFarlane       10/25/02
-----------------------                   -----------------------
Scott C. Evans                            Glenn A. MacFarlane


/s/ Dennis D. Foley           10/25/02    /s/ Bertram L. Scott          10/25/02
-----------------------                   -----------------------
Dennis D. Foley                           Bertram L. Scott


/s/ Martin E. Galt, III       10/25/02    /s/ John A. Somers            10/25/02
-----------------------                   -----------------------
Martin E. Galt, III                       John A. Somers


/s/ Richard L. Gibbs          10/25/02    /s/ Charles H. Stamm          10/25/02
-----------------------                   -----------------------
Richard L. Gibbs                          Charles H. Stamm


/s/ Don W. Harrell            10/25/02    /s/ Mary Ann Werner           10/25/02
-----------------------                   -----------------------
Don W. Harrell                            Mary Ann Werner


/s/ Matina S. Horner          10/25/02    /s/ James A. Wolf             10/25/02
-----------------------                   -----------------------
Matina S. Horner                          James A. Wolf


/s/ Martin L. Leibowitz       10/25/02
-----------------------
Martin L. Leibowitz

                                  EXHIBIT INDEX


      (4)   Endorsement to forms of Personal Annuity Select Contract



      (5)   Form of Application for Personal Annuity Select Contract


      (9)   Consent of Charles H. Stamm, Esquire


      (10)  (A)   Consent of Sutherland Asbill & Brennan LLP
            (B)   Consent of Ernst & Young LLP



      (12)  (B)   Seed money memorandum, dated August 1, 2002


      (13)  Schedule of Computation of Performance Information